Document and Entity Information	12 Months Ended
Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	MEDASSETS INC
Entity Central Index Key	0001254419
Document Type	8-K
Document Period End Date	Sep 29, 2011
Amendment Flag	false

Consolidated Balance Sheets (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash and cash equivalents (Note 1)	$ 46,836	$ 5,498
Accounts receivable, net of allowances of $5,256 and $4,189 as of December 31, 2010 and 2009	100,020	67,617
Deferred tax asset, current	18,087	14,423
Prepaid expenses and other current assets	19,811	8,442
Total current assets	184,754	95,980
Property and equipment, net	77,737	54,960
Other long term assets
Goodwill	1,035,697	511,861
Intangible assets, net	484,438	95,589
Other	62,727	20,154
Other long term assets	1,582,862	627,604
Total assets	1,845,353	778,544
Current liabilities
Accounts payable	18,107	8,680
Accrued revenue share obligation and rebates	57,744	31,948
Accrued payroll and benefits	22,149	12,874
Other accrued expenses	22,268	7,410
Deferred revenue, current portion	36,533	24,498
Deferred purchase consideration (Note 5)	119,912	0
Current portion of notes payable	6,350	13,771
Current portion of finance obligation	186	163
Total current liabilities	283,249	99,344
Notes payable, less current portion	628,650	201,390
Bonds payable (Note 7)	325,000	0
Finance obligation, less current portion	9,505	9,694
Deferred revenue, less current portion	9,597	7,380
Deferred tax liability	150,887	19,239
Other long term liabilities	2,882	4,125
Total liabilities	1,409,770	341,172
Commitments and contingencies
Stockholders' equity
Common stock, $0.01 par value, 150,000,000 shares authorized; 58,410,000 and 56,715,000 shares issued and outstanding as of December 31, 2010 and 2009	584	567
Additional paid-in capital	668,028	639,315
Accumulated other comprehensive loss (Note 14)	0	(1,605)
Accumulated deficit	(233,029)	(200,905)
Total stockholders' equity	435,583	437,372
Total liabilities and stockholders' equity	$ 1,845,353	$ 778,544

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Dec. 31, 2010	Dec. 31, 2009
Current assets
Allowances on accounts receivable	$ 5,256	$ 4,189
Stockholders' equity
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	150,000,000	150,000,000
Common stock, shares issued	58,410,000	56,715,000
Common stock, shares outstanding	58,410,000	56,715,000

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Revenue:
Administrative fees, net	$ 119,070	$ 108,223	$ 105,765
Other service fees	272,261	233,058	173,891
Total net revenue	391,331	341,281	279,656
Operating expenses:
Cost of revenue (inclusive of certain amortization expense)	100,737	74,651	51,548
Product development expenses	20,011	18,994	16,393
Selling and marketing expenses	46,736	45,282	43,205
General and administrative expenses	124,379	110,661	91,481
Acquisition and integration-related expenses (Note 5 and 6)	21,591	0	0
Depreciation	19,948	13,211	9,793
Amortization of intangibles	31,027	28,012	23,442
Impairment of property and equipment, intangibles and in process research and development (Notes 2, 3, and 4)	46,423	0	2,272
Total operating expenses	410,852	290,811	238,134
Operating (loss) income	(19,521)	50,470	41,522
Other income (expense):
Interest expense	(27,508)	(18,114)	(21,271)
Other income (expense)	650	417	(1,921)
(Loss) income before income taxes	(46,379)	32,773	18,330
Income tax (benefit) expense	(14,255)	12,826	7,489
Net (loss) income	$ (32,124)	$ 19,947	$ 10,841
Basic and diluted (loss) income per share:
Basic net (loss) income per share	$ (0.57)	$ 0.36	$ 0.22
Diluted net (loss) income per share	$ (0.57)	$ 0.34	$ 0.21
Weighted average shares - basic	56,434	54,841	49,843
Weighted average shares - diluted	56,434	57,865	52,314

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (USD $) In Thousands	Total	Common Stock	Additional Paid-In Capital	Notes Receivable from Stockholders	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit
Beginning Balance at Dec. 31, 2007	$ 229,515	$ 444	$ 464,313	$ (614)	$ (2,935)	$ (231,693)
Beginning Balance, Shares at Dec. 31, 2007		44,429
Repayment of notes receivable from stockholders	112	(1)	(521)	634
Repayment of notes receivable from stockholders, Shares		(33)
Interest accrued on notes receivable from stockholders	(20)			(20)
Issuance of common stock in connection with acquisition	129,387	89	129,298
Issuance of common stock in connection with acquisition, Shares		8,850
Issuance of common stock from stock option exercises	1,841	5	1,836
Issuance of common stock from stock option exercises, Shares		455
Issuance of common stock from warrant exercises		1	(1)
Issuance of common stock from warrant exercises, Shares		190
Other common stock issuances		1	(1)
Other common stock issuances, Shares		26
Stock compensation expense	8,550		8,550
Excess tax benefit from stock option exercises	1,866		1,866
Other comprehensive income (loss):
Realized loss from interest rate swap termination (net of a tax benefit (expense) of $1642, $290 and $978 for the year 2008, 2009 and 2010 respectively)	(1,932)				(1,932)
Interest rate swap termination (net of a tax expense of $1,173; Note 14)	2,779				2,779
Net (loss) income	10,841					10,841
Comprehensive income	11,688				847	10,841
Ending Balance at Dec. 31, 2008	382,939	539	605,340	0	(2,088)	(220,852)
Ending Balance, Shares at Dec. 31, 2008		53,917
Issuance of common stock from stock option exercises	10,407	18	10,389
Issuance of common stock from stock option exercises, Shares		1,749
Other common stock issuances		10	(10)
Other common stock issuances, Shares		1,049
Stock compensation expense	16,652		16,652
Excess tax benefit from stock option exercises	6,944		6,944
Other comprehensive income (loss):
Realized loss from interest rate swap termination (net of a tax benefit (expense) of $1642, $290 and $978 for the year 2008, 2009 and 2010 respectively)	483				483
Net (loss) income	19,947					19,947
Comprehensive income	20,430				483	19,947
Ending Balance at Dec. 31, 2009	437,372	567	639,315		(1,605)	(200,905)
Ending Balance, Shares at Dec. 31, 2009		56,715
Issuance of common stock from stock option exercises	10,698	14	10,684
Issuance of common stock from stock option exercises, Shares		1,415
Other common stock issuances		3	(3)
Other common stock issuances, Shares		280
Stock compensation expense	11,493		11,493
Excess tax benefit from stock option exercises	6,539		6,539
Other comprehensive income (loss):
Realized loss from interest rate swap termination (net of a tax benefit (expense) of $1642, $290 and $978 for the year 2008, 2009 and 2010 respectively)	1,605				1,605
Net (loss) income	(32,124)					(32,124)
Comprehensive income	(30,519)				1,605	(32,124)
Ending Balance at Dec. 31, 2010	$ 435,583	$ 584	$ 668,028		$ 0	$ (233,029)
Ending Balance, Shares at Dec. 31, 2010		58,410

Consolidated Statements of Stockholders' Equity and Comprehensive Income (Loss) (Parenthetical) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Other comprehensive income (loss):
Tax expense (benefit) on unrealized gain on hedging activities	$ 978	$ 290	$ (1,642)
Tax expense on interest rate swap termination			1,173
Accumulated Other Comprehensive Income (Loss)
Other comprehensive income (loss):
Tax expense (benefit) on unrealized gain on hedging activities	978	290	(1,642)
Tax expense on interest rate swap termination			$ 1,173

Consolidated Statements of Cash Flows (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Operating activities
Net (loss) income	$ (32,124)	$ 19,947	$ 10,841
Adjustments to reconcile (loss) income from continuing operations to net cash provided by operating activities:
Bad debt expense	1,686	5,753	1,906
Impairment of property, equipment, and intangibles	46,423	0	2,272
Depreciation	22,842	15,639	10,503
Amortization of intangibles	31,675	28,753	24,316
Loss (gain) on sale of assets	189	191	(120)
Noncash stock compensation expense	11,493	16,652	8,550
Excess tax benefit from exercise of stock options	(6,845)	(6,944)	(1,866)
Amortization of debt issuance costs	6,863	1,841	1,374
Noncash interest expense, net	936	1,184	1,419
Deferred income tax (benefit) expense	(25,065)	4,512	5,132
Changes in assets and liabilities, net of acquisitions:
Accounts receivable	11,780	(18,446)	(15,242)
Prepaid expenses and other assets	(3,928)	(2,446)	(409)
Other long-term assets	(3,076)	(4,560)	(2,677)
Accounts payable	14,121	7,707	2,996
Accrued revenue share obligations and rebates	3,575	2,250	(300)
Accrued payroll and benefits	(760)	(9,068)	1,364
Other accrued expenses	12,554	(3,847)	(1,403)
Deferred revenue	13,572	1,185	3,472
Cash provided by operating activities	105,911	60,303	52,128
Investing activities
Purchases of property, equipment and software	(12,758)	(11,785)	(6,895)
Capitalized software development costs	(17,968)	(16,402)	(11,129)
Acquisitions, net of cash acquired (Note 5)	(749,055)	(18,275)	(209,972)
Cash used in investing activities	(779,781)	(46,462)	(227,996)
Financing activities
Decrease in restricted cash			20
Proceeds from notes payable	655,000	71,797	198,999
Proceeds from bonds payable	325,000
Repayment of notes payable	(235,161)	(102,262)	(151,658)
Repayment of finance obligations	(658)	(658)	(648)
Debt issuance costs	(46,516)		(6,167)
Excess tax benefit from exercise of stock options	6,845	6,944	1,866
Payment of note receivable to stockholders			92
Issuance of common stock, net of offering costs (Notes 9 and 10)	10,698	10,407	1,841
Cash provided by (used in) financing activities	715,208	(13,772)	44,345
Net increase (decrease) in cash and cash equivalents	41,338	69	(131,523)
Cash and cash equivalents, beginning of period	5,498	5,429	136,952
Cash and cash equivalents, end of period	46,836	5,498	5,429
Supplemental disclosure of non-cash investing and financing
Issuance of restricted common stock for services received		369	94
Issuance of common stock - acquisition			$ 129,387

Description of Business and Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Description of Business and Significant Accounting Policies [Abstract]
DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

1.	DESCRIPTION OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

We provide technology-enabled products and services which together deliver solutions designed to improve operating margin and cash flow for hospitals, health systems and other ancillary healthcare providers. Our customer-specific solutions are designed to efficiently analyze detailed information across the spectrum of revenue cycle and spend management processes. Our solutions integrate with existing operations and enterprise software systems of our customers and provide financial improvement with minimal upfront costs or capital expenditures. Our operations and customers are primarily located throughout the United States and to a lesser extent, Canada.

Basis of Presentation

The consolidated financial statements include the accounts of MedAssets, Inc. and our wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. We have prepared the accompanying consolidated financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Use of Estimates

The preparation of the financial statements and related disclosures in conformity with GAAP and pursuant to the rules and regulations of the SEC, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ materially from those estimates. We believe that the estimates, assumptions and judgments involved in revenue recognition, allowances for doubtful accounts and returns, product development costs, stock-based compensation, performance-based restricted stock, business combinations, impairment of goodwill, intangible assets and long-lived assets, and accounting for income taxes have the greatest potential impact on our consolidated financial statements.

Cash and Cash Equivalents

All of our highly liquid investments with original maturities of three months or less at the date of purchase are carried at cost which approximates fair value and are considered to be cash equivalents. Currently, our excess cash is voluntarily used to repay our swing-line credit facility, if any, on a daily basis and applied against our revolving credit facility on a routine basis when our swing-line credit facility is undrawn. In addition, we may periodically make voluntary repayments on our term loan. Cash and cash equivalents were  $46,836 and  $5,498 as of December 31, 2010 and December 31, 2009, respectively, and our revolver and swing-line balances were zero during those reporting periods. In the event our cash balance is zero at the end of a period, any outstanding checks are recorded as accrued expenses. See Note 7 for immediately available cash under our revolving credit facility.

Additionally, we have a concentration of credit risk arising from cash deposits held in excess of federally insured amounts totaling  $46,336 as of December 31, 2010.

Accounts Receivables and Allowances

Our trade accounts receivables are recorded at invoiced amounts and do not bear interest. We record an allowance for doubtful accounts against our trade receivables to reflect the balance at net realizable value on our consolidated balance sheets.

An allowance for doubtful accounts is established for accounts receivable estimated to be uncollectible due to customer credit worthiness and is adjusted periodically based upon management’s evaluation of current economic conditions, historical experience and other relevant factors that, in the opinion of management, deserve recognition in estimating such allowance. Estimates related to our allowance for doubtful accounts are recorded as bad debt expense in our consolidated statement of operations. We review our allowance for doubtful accounts based upon the credit risk of specific customers, historical experience and other information. Accounts receivable deemed to be uncollectable due to credit worthiness is subsequently written down utilizing the allowance for doubtful accounts.

In addition we maintain a customer service allowance which is recorded as a current liability. Estimates related to our customer service allowance are recorded as a reduction to net revenue in our consolidated statements of operations.

Financial Instruments

The carrying amount reported in the balance sheet for trade accounts receivable, trade accounts payable, accrued revenue share obligations and rebates, accrued payroll and benefits, and other accrued expenses approximate fair values due to the short maturities of the financial instruments.

We believe the carrying amount of notes payable approximates fair value, and interest expense is accrued on notes outstanding. The current portion of notes payable represents the portion of notes payable due within one year of the period end.

The fair value of the bonds payable is calculated based on quoted market prices for the same or similar issues or on rates currently offered to the Company for similar debt instruments.

Revenue Recognition

Net revenue consists primarily of (a) administrative fees reported under contracts with manufacturers and distributors, (b) other service fee revenue that is comprised of (i) consulting revenues received under fixed-fee service contracts; (ii) subscription and implementation fees received under our SaaS agreements; (iii) transaction and contingent fees received under service contracts; and (iv) to a lesser extent, annual licensed-software fees. Revenue is earned primarily in the United States.

Revenue is recognized when 1) there is a persuasive evidence of an arrangement; 2) the fee is fixed or determinable; 3) services have been rendered and payment has been contractually earned, and 4) collectability is reasonably assured.

Administrative Fees

Administrative fees are generated under contracted purchasing agreements with manufacturers and distributors of healthcare products and services (“vendors”). Vendors pay administrative fees to us in return for the provision of aggregated sales volumes from hospitals and health systems that purchase products qualified under our contracts. The administrative fees paid to us represent a percentage of the purchase volume of our hospitals and healthcare system customers.

We earn administrative fees in the quarter in which the respective vendors report customer purchasing data to us, usually a month or a quarter in arrears of actual customer purchase activity. The majority of our vendor contracts disallow netting product returns from the vendors’ administrative fee calculations in periods subsequent to their reporting dates. The vendors that are not subject to this requirement supply us with sufficient purchase and return data needed for us to build and maintain an allowance for sales returns.

Revenue is recognized upon the receipt of vendor reports as this reporting proves that the delivery of product or service has occurred, the administrative fees are fixed and determinable based on reported purchasing volume, and collectability is reasonably assured. Our customer and vendor contracts substantiate persuasive evidence of an arrangement.

Certain hospital and healthcare system customers receive revenue share payments (“Revenue Share Obligation”). This obligation is recognized according to the customers’ contractual agreements with our Group Purchasing Organization (or “GPO”) as the related administrative fee revenue is recognized. In accordance with GAAP relating to principal agent considerations under revenue recognition, this obligation is netted against the related gross administrative fees, and is presented on the accompanying consolidated statements of operations as a reduction to arrive at total net revenue on our consolidated statements of operations.

Net administrative fees shown on our consolidated statements of operations reflect our gross administrative fees net of our revenue share obligation. Gross administrative fees include all administrative fees we receive pursuant to our group purchasing organization vendor contracts. Our revenue share obligation represents the portion of the administrative fees we are contractually obligated to share with certain of our group purchasing organization customers. The following shows the details of net administrative fee revenues for the years ended December 31, 2010, 2009, and 2008.

	Year Ended December 31,
	2010	2009	2008

Gross administration fees	$182,024	$163,454	$158,618
Less: Revenue share obligation	(62,954)	(55,231)	(52,853)

Administrative fees, net	$119,070	$108,223	$105,765

Other Service Fees

Consulting Fees

We generate revenue from fixed-fee consulting contracts. Revenue under these fixed-fee arrangements is recognized as services are performed and deliverables are provided, provided all other elements of SAB 104 are met.

Consulting Fees with Performance Targets

We generate revenue from consulting contracts that also include performance targets. The performance targets generally relate to committed financial improvement to our customers from the use and implementation of initiatives that result from our consulting services. Performance targets are measured as our strategic initiatives are identified and implemented, and the financial improvement can be quantified by the customer. In the event the performance targets are not achieved, we are obligated to refund or reduce a portion of our fees.

Under these arrangements, all revenue is deferred and recognized as the performance target is achieved and the applicable contingency is released as evidenced by customer acceptance. All revenues are fixed and determinable and the applicable service is rendered prior to recognition in the financial statements in accordance with SAB 104. We do not defer any related costs under these types of arrangements.

Subscription and Implementation Fees

We follow GAAP for revenue recognition relating to arrangements that include the right to use software stored on another entity’s hardware for our SaaS-based solutions. Our customers are charged non-recurring upfront fees for implementation and host subscription fees for access to web-based services. Our customers have access to our software applications while the data is hosted and maintained on our servers. Our customers cannot take physical possession of the software applications. Revenue from monthly hosting arrangements and services is recognized on a subscription basis over the period in which our customers use the product. Implementation fees are typically billed at the beginning of the arrangement and recognized as revenue over the greater of the subscription period or the estimated customer relationship period. We currently estimate the customer relationship period at four to five years for our SaaS-based Revenue Cycle Management solutions. Contract subscription periods range from two to six years from execution.

Transaction Fees and Contingent Service Fees

We generate revenue from transactional-based service contracts and contingency-fee based service contracts. Provided all other elements of revenue recognition are met, revenue under these arrangements is recognized as services are performed, deliverables are provided and related contingencies are removed. All related direct costs are recorded as period costs when incurred.

Licensed-Software Fees

We license and market certain decision support software products. Licensed-software fees are derived from three primary sources: (i) software licenses, (ii) software support (i.e. postcontract support, or “PCS”), and (iii) services, which include consulting, implementation and training services. We recognize revenue for our software arrangements under relevant GAAP.

We are unable to establish vendor-specific objective evidence (“VSOE”), as defined under GAAP relating to software revenue recognition, for the license element of our software arrangements as the majority of our software licenses are for a term of one year. In addition, we are unable to establish VSOE for the service elements of our software arrangements as the prices vary or the elements are not sold separately. In the majority of our licensed software arrangements, the service elements qualify for separate accounting under GAAP relating to software revenue recognition as the services do not involve significant production, customization, or modification, but entail providing services such as loading of software, training of customer personnel, and providing implementation services such as planning, data conversion, building simple interfaces, running test data, developing documentation, and software support. However, given that VSOE cannot be determined for the separate elements of these arrangements, the fees for the entire arrangement are recognized ratably over the period in which the services are expected to be performed or over the software support period, whichever is longer, beginning with the delivery and acceptance of the software, provided all other revenue recognition criteria are met.

Revenue from service elements sold independent of software arrangements, such as additional training or consulting, software support renewals, and other services, is recognized as services are performed.

Combined Services

We may bundle certain of our service or product offerings into a single arrangement and market them as an enterprise deal. Our bundled service and product arrangements are generally sold as either licensed software arrangements or service arrangements.

Our licensed software arrangements generally include multiple deliverables or elements such as software licenses, software support, and services, which include consulting, implementation and training. Software arrangements and the licensed software fees are accounted for based on GAAP relating to software revenue recognition.

Service arrangements generally include multiple deliverables or elements such as group purchasing services, consulting services, and SaaS-based subscription and implementation services. Multi-element service arrangements are accounted for under GAAP relating to revenue recognition for multiple-element arrangements. Provided that the total arrangement consideration is fixed and determinable at the inception of the arrangement, we allocate the total arrangement consideration to the individual elements within the arrangement based on their relative fair value. We establish objective reliable evidence of fair value for each element of a service arrangement based on the price charged for a particular element when it is sold separately in a stand-alone arrangement. Revenue is then recognized for each element according to appropriate revenue recognition methodology. Revenue can only be recognized provided it is fixed and determinable and there are no refund rights with any product or service already delivered associated with any undelivered products or services within the same arrangement.

The majority of our multi-element service arrangements that include group purchasing services are not fixed and determinable at the inception of the arrangement as the fee for the arrangement is earned as administrative fees are reported. As discussed previously in the revenue recognition footnote, administrative fees are not fixed and determinable until the receipt of vendor reports (nor can they be reliably estimated prior to the receipt of the vendor reports). For these multi-element service arrangements, we recognize revenue as administrative fees are reported to us.

A limited number of multi-element service arrangements that include group purchasing services are fixed and determinable at the inception of the arrangement. In these few arrangements the customer pays a fixed fee for the entire arrangement and is entitled to receive all of the related administrative fees associated with their purchases through a 100% revenue share obligation. In these arrangements, we allocate the total arrangement fee to each element based on each element’s relative fair value and group purchasing service revenue is recognized ratably over the contractual term. Consulting revenue is recognized as services are performed and deliverables are provided. SaaS-based subscription and implementation service revenue is recognized ratably over the subscription period or customer relationship period, whichever is longer.

Certain of our arrangements include performance targets. These performance targets generally relate to committed financial improvement to our customers from the use of our services and software. In the event the performance targets are not achieved we are obligated to refund or reduce a portion of our fees. We generally receive customer acceptance as performance targets are achieved.

In multi-element service arrangements that involve performance targets, the amount of revenue recognized on a particular delivered element is limited to the lesser of (a) the amount of revenue earned based on proportional performance otherwise allocable to that element based on using the relative fair value method, or (b) the amount allocable to that element using a fair value method is not contingent and that is otherwise fixed and determinable. In all cases, revenue recognition is deferred on each element until the performance contingency has been removed and the related revenue is no longer at risk.

Loss Contracts

We may determine that certain fixed price contracts could result in a negative net realizable value. For any given arrangement, this results if and when we determine that it is both probable and reasonably estimable that the net present value of the arrangement consideration will fall below the net present value of the estimated costs to deliver the arrangement. If negative net realizable value results, we accrue for the estimated loss. For the years ended December 31, 2010, 2009 and 2008, we did not have any contracts with probable or estimable negative net realizable values.

Other

Other fees are primarily earned for our annual customer and vendor meeting. Fees for our annual customer and vendor meeting are recognized when the meeting is held and related obligations are performed.

Deferred Implementation Costs

We capitalize direct costs incurred during the implementation of our SaaS-based solutions. Deferred implementation costs are amortized into cost of revenue over the expected period of benefit, which is the greater of the contracted subscription period or the customer relationship period. The current and long term portions of deferred implementation costs are included in “Prepaid expense and other current assets” and “Other assets,” respectively in the accompanying consolidated balance sheets.

Property and Equipment

Property and equipment are stated at cost and include the capitalized portion of internal use product development costs. Depreciation of property and equipment (which includes amortization of capitalized internal use software) is computed on the straight-line method over the estimated useful lives of the assets which range from three to ten years. The building and related retail space, described in Note 7 under “Finance Obligation,” are amortized over the estimated useful life of 30 years on a straight-line basis.

We evaluate the impairment or disposal of our property and equipment in accordance with GAAP. We evaluate the recoverability of property and equipment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable, or whenever management has committed to an asset disposal plan. Whenever these indicators occur, recoverability is determined by comparing the net carrying value of an asset to its total undiscounted cash flows. We recognized impairment charges to write down certain software assets in the fiscal years ended December 31, 2010 and 2008. See Note 2 for further details.

Product Development Costs

Our product development costs include costs (i) incurred prior to the application development stage; (ii) prior to technological feasibility being reached; and (iii) in the post-development or maintenance stage. Internal-use software development costs are capitalized in accordance with the relevant GAAP and classified as property and equipment. External-use software development costs are capitalized when the technological feasibility of a software product has been established in accordance with GAAP relating to research and development costs of computer software and are included in “Other” within Other long term assets in the accompanying consolidated balance sheets. Capitalized software costs are amortized on a straight-line basis over the estimated useful lives of the related software applications of up to four years. We periodically evaluate the useful lives of our capitalized software costs.

Goodwill and Intangible Assets — Indefinite Life

For identified intangible assets acquired in business combinations, we allocate purchase consideration based on the fair value of intangible assets acquired in accordance with GAAP relating to business combinations.

As of December 31, 2010, intangible assets with indefinite lives consist of goodwill. As of December 31, 2009, intangible assets with indefinite lives consisted of goodwill and a trade name. See Note 3 for further details.

We account for our intangible assets in accordance with GAAP relating to intangible assets, which states we do not amortize goodwill or intangible assets with indefinite lives. We perform an impairment test of these assets on at least an annual basis on December 31 and whenever events or changes in circumstances indicate that the carrying value of these assets may not be recoverable. To determine the fair values, we use the income approach based on estimated discounted future cash flows and the market approach based on comparable publicly traded companies in similar lines of businesses, and to a lesser extent, guideline public companies. Our cash flow assumptions consider historical and forecasted revenue, operating costs and other relevant factors. If the carrying value of the assets is deemed to be impaired, the amount of the impairment recognized in the financial statements is determined by estimating the fair value of the assets and recording a loss for the amount that the carrying value exceeds the estimated fair value.

We consider the following to be important factors that could trigger an impairment review: significant continued underperformance relative to historical or projected future operating results; identification of other impaired assets within a reporting unit; the more-likely-than not expectation that a reporting unit or a significant portion of a reporting unit will be sold; significant adverse changes in business climate or regulations; significant changes in senior management; significant changes in the manner of use of the acquired assets or the strategy for the Company’s overall business; significant negative industry or economic trends; a significant decline in the Company’s stock price for a sustained period or a significant unforeseen decline in the Company’s credit rating.

In connection with our 2010 annual impairment testing, we recognized an impairment charge on all of the goodwill at our DSS operating unit within our Revenue Cycle Management (“RCM”) reporting segment. In addition, we recognized an impairment charge on a trade name associated with a prior acquisition included in our Spend and Clinical Resource Management reporting segment. The trade name asset was deemed to be impaired as part of our integration associated with the Broadlane Acquisition. We did not recognize any goodwill or indefinite-lived intangible asset impairments in the periods ending December 31, 2009 and 2008. See Note 3 for further details.

Intangible Assets — Definite Life

The intangible assets with definite lives are comprised of our customer base, developed technology, non-compete agreements and certain trade name assets. See Note 4 for further details.

Intangible assets with definite lives are amortized over their estimated useful lives which have been derived based on an assessment of such factors as attrition, expected volume and price changes. We evaluate the useful lives of our intangible assets with definite lives on an annual basis. Costs related to our customer base are amortized over the period and pattern of economic benefit that is expected from the customer relationship based on the expected benefit of its discounted cash flows. Customer base intangibles have estimated useful lives that range from five years to fourteen years. Costs related to developed technology are amortized on a straight-line basis over a useful life of three to seven years. Costs related to non-compete agreements are amortized on a straight-line basis over the life of the respective agreements. Costs associated with definite-lived trade names are amortized over the period of expected benefit of two to three years.

We evaluate indefinite-lived intangibles for impairment when events or changes in circumstances indicate that the carrying value of such assets may not be recoverable.

During 2010, we deemed certain customer base intangible assets associated with a prior acquisition within our Spend and Clinical Resource Management reporting segment to be impaired as part of our integration relating to the Broadlane Acquisition. During 2008, we deemed several intangible assets to be impaired. We incurred certain impairment expenses (primarily related to acquired developed technology from prior acquisitions, revenue cycle management trade names and internally developed software product write-offs). See Note 4 for a description of the impairments.

Business Combination

In the first quarter of fiscal year 2009, we adopted a new accounting standard related to business combinations, which revised the accounting guidance that we were required to apply for our acquisitions in comparison to prior fiscal years. The new standard expands the definition of a business and a business combination; requires recognition of assets acquired, liabilities assumed, and contingent consideration at their fair value on the acquisition date with subsequent changes recognized in earnings; requires acquisition related expenses and restructuring costs to be recognized separately from the business combination and expensed as incurred; requires in-process research and development to be capitalized at fair value as an indefinite-lived intangible asset until completion or abandonment; and requires that changes in accounting for deferred tax asset valuation allowances and acquired income tax uncertainties after the measurement period be recognized as a component of provision for taxes. While we use our best estimates and assumptions as a part of the purchase price allocation process to accurately value assets acquired and liabilities assumed at the business combination date, our estimates and assumptions are inherently uncertain and subject to refinement. As a result, during the preliminary purchase price measurement period, which may be up to one year from the business combination date, we record adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill. After the preliminary purchase price measurement period, we record adjustments to assets acquired or liabilities assumed subsequent to the purchase price measurement period in our operating results in the period in which the adjustments were determined.

Acquisition and Transaction Related Expenses

In connection with our 2010 acquisition efforts, we recorded acquisition and transaction related expenses in our consolidated statement of operations. Acquisition and transaction related expenses primarily consist of legal, banker, accounting and other advisory fees of third parties related to potential acquisitions (whether or not such acquisition is ultimately completed, remains in-process or is not completed). Subsequent to the adoption of the new business combination accounting guidance in 2009, acquisition and transaction related expenses are expensed as incurred in our consolidated statements of operations. Amounts related to completed acquisitions were historically capitalized as part of the acquisition pursuant to previous accounting guidance.

Restructuring and Integration Costs

Our restructuring costs are comprised primarily of employee termination costs related to headcount reductions. A liability for costs associated with an exit or disposal activity is recognized and measured initially at fair value only when the liability is incurred. Our restructuring charges also include accruals for estimated losses related to our excess facilities, based on our contractual obligations, net of estimated sublease income. We reassess the liability periodically based on market conditions. Integration costs are comprised primarily of third party consulting and other employee related costs involved in the integration of an acquired business into our business. Refer to Note 6 for additional details of the restructuring activities.

Deferred Revenue

Deferred revenue consists of unrecognized revenue related to advanced customer invoicing or customer payments received prior to revenue being realized and earned. Substantially all deferred revenue consists of (i) deferred administrative fees, (ii) deferred service fees (iii) deferred software and implementation fees, and (iv) other deferred fees, including receipts for our annual meeting prior to the event.

Deferred administrative fees arise when cash is received from vendors prior to the receipt of vendor reports. Vendor reports provide detail to the customer’s purchases and prove that delivery of product or service occurred. Administrative fees are also deferred when reported fees are contingent upon meeting a performance target that has not yet been achieved (see Revenue Recognition — Combined services).

Deferred service fees arise when cash is received from customers or upon advanced customer invoicing, prior to delivery of service. When the fees are contingent upon meeting a performance target that has not yet been achieved, the service fees are either not invoiced or are deferred on our balance sheet.

Deferred software and implementation fees include (i) software license fees which result from undelivered products or specified enhancements, acceptance provisions, or software license arrangements that lack VSOE and are not separable from implementation, consulting, or other services; (ii) software support fees which represent customer payments made in advance for annual software support contracts; and (iii) implementation fees that are received at the beginning of a subscription contract. These fees are deferred and amortized over the expected period of benefit, which is the greater of the contracted subscription period or the customer relationship period. Software and implementation fees are also deferred when the fees are contingent upon meeting a performance target that has not yet been achieved.

For the years ended December 31, 2010 and 2009, deferred revenues recorded that are contingent upon meeting performance targets were  $4,841 and  $686, respectively.

The following table summarizes the deferred revenue categories and balances as of:

	December 31,
	2010	2009

Software and implementation fees	$15,290	$14,080
Service fees	26,970	15,786
Administrative fees	2,573	924
Other fees	1,297	1,088

Deferred revenue, total	46,130	31,878
Less: Deferred revenue, current portion	(36,533)	(24,498)

Deferred revenue, non-current portion	$9,597	$7,380

Revenue Share Obligation and Rebates

We accrue revenue share obligations and rebates for certain customers according to (i) our revenue share program and (ii) our vendor rebate programs.

Under our revenue share program, certain hospital and health system customers receive revenue share payments. This obligation is accrued according to contractual agreements between the GPO and the hospital and healthcare customers as the related administrative fee revenue is recognized. See description of this accounting treatment under “Administrative Fees” in the “Revenue Recognition” section.

We receive rebates pursuant to the provisions of certain vendor agreements. The rebates are earned by our hospitals and health system customers based on the volume of their purchases. We collect, process, and pay the rebates as a service to our customers. Substantially all the vendor rebate programs are excluded from revenue. The vendor rebates are accrued for active customers when we receive cash payments from vendors.

Advertising Costs

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2010, 2009, and 2008 was  $2,053,  $2,224 and  $2,651, respectively.

Share-Based Compensation

Share-based payment transactions as fully discussed in Note 10 are accounted for in accordance with GAAP relating to stock compensation. The guidance requires companies to recognize the cost (expense) of all share-based payment transactions in the financial statements. We expense employee share-based compensation using fair value-based measurement over an appropriate requisite service period primarily on an accelerated basis.

Derivative Financial Instruments

Derivative instruments are accounted for in accordance with GAAP relating to derivatives and hedging. The guidance requires companies to recognize derivative instruments as either assets or liabilities in the balance sheet at fair value. We have no derivative positions as of December 31, 2010. See Note 14 for further discussion regarding our outstanding derivative financial instruments.

Income Taxes

In accordance with GAAP relating to income taxes, we recognize deferred income taxes based on the expected future tax consequences of differences between the financial statement basis and the tax basis of assets and liabilities, calculated using enacted tax rates in effect for the tax year in which the differences are expected to be reflected in the tax return.

The carrying value of our net deferred tax assets assumes that we will be able to generate sufficient future taxable income in applicable tax jurisdictions to realize the value of these assets. If we are unable to generate sufficient future taxable income in these jurisdictions, a valuation allowance is recorded when it is more likely than not that the value of the deferred tax assets is not realizable. Management evaluates the realizability of the deferred tax assets and assesses the need for any valuation allowance adjustment. It is our policy to provide for uncertain tax positions and the related interest and penalties based upon management’s assessment of whether a tax benefit is more likely than not to be sustained upon examination by tax authorities. To the extent that the probable tax outcome of these uncertain tax positions changes, such changes in estimate will impact the income tax provision in the period in which such determination is made. At December 31, 2010, we believe we have appropriately accounted for any unrecognized tax benefits. To the extent we prevail in matters for which a liability for an unrecognized tax benefit is established or we are required to pay amounts in excess of the liability, our effective tax rate in a given financial statement period may be affected. See Note 11.

Sales Taxes

In accordance with GAAP relating to principal agent considerations under revenue recognition, we record any tax assessed by a governmental authority that is directly imposed on a revenue-producing transaction between a seller and a customer on a net basis (excluded from revenues).

Basic and Diluted Net Income and Loss Per Share

Basic net income or loss per share (“EPS”) is calculated in accordance with GAAP relating to earnings per share. Diluted EPS assumes the conversion, exercise or issuance of all potential common stock equivalents, unless the effect of inclusion would result in the reduction of a loss or the increase in income per share. For purposes of this calculation, our stock options, stock warrants, non-vested restricted stock and stock-settled stock appreciation rights are considered to be potential common shares and are only included in the calculation of diluted EPS when the effect is dilutive.

The shares used to calculate basic and diluted EPS represent the weighted-average common shares outstanding. Diluted net loss per share is the same as basic net loss per share for the fiscal year ended December 31, 2010 since the effect of any potentially dilutive securities was excluded as they were anti-dilutive due to our net loss.

Recent Accounting Pronouncements

Business Combinations

In December 2010, the FASB issued an accounting standards update relating to the disclosure of supplementary pro forma information for business combinations, which addresses diversity in practice about the interpretation of the pro forma revenue and earnings disclosure requirements for business combinations. The update specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The update also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The update is effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. We believe the adoption of this guidance will not have a material impact on our Consolidated Financial Statements.

Revenue Recognition

In October 2009, the FASB issued an accounting standards update for multiple-deliverable revenue arrangements. The update addressed the accounting for multiple-deliverable arrangements to enable vendors to account for products or services separately rather than as a combined unit. The update also addresses how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting. The amendments in the update significantly expand the disclosures related to a vendor’s multiple-deliverable revenue arrangements with the objective of providing information about the significant judgments made and changes to those judgments and how the application of the relative selling-price method of determining stand-alone value affects the timing or amount of revenue recognition. The accounting standards update is applicable for annual periods beginning after June 15, 2010, however, early adoption is permitted. We believe the adoption of this guidance will not have a material impact on our Consolidated Financial Statements.

In October 2009, the FASB issued an accounting standards update relating to certain revenue arrangements that include software elements. The update will change the accounting model for revenue arrangements that include both tangible products and software elements. Among other things, tangible products containing software and non-software components that function together to deliver the tangible product’s essential functionality are no longer within the scope of software revenue guidance. In addition, the update also provides guidance on how a vendor should allocate arrangement consideration to deliverables in an arrangement that includes tangible products and software. The accounting standards update is applicable for annual periods beginning after June 15, 2010, however, early adoption is permitted. We believe the adoption of this guidance will not have a material impact on our Consolidated Financial Statements.

In April 2010, the FASB issued new standards for vendors who apply the milestone method of revenue recognition to research and development arrangements. These new standards apply to arrangements with payments that are contingent, at inception, upon achieving substantively uncertain future events or circumstances. The guidance is applicable for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted. The adoption of this guidance will impact our arrangements with one-time or nonrecurring performance fees that are contingent upon achieving certain results. Historically, we have recognized these types of performance fees in the period the respective performance target has been met as we believe these arrangements are substantive. Upon adoption of this guidance on January 1, 2011, these performance fees will be recognized proportionately over the contract term. We believe the adoption of this guidance will not have a material impact on our Consolidated Financial Statements.

Subsequent Events

In February 2010, the FASB issued amended guidance on subsequent events. Under this amended guidance, SEC filers are no longer required to disclose the date through which subsequent events have been evaluated in originally issued and revised financial statements. This guidance was effective immediately and we adopted these new requirements for the period ended March 31, 2010.

Property and Equipment	12 Months Ended
Dec. 31, 2010
Property and Equipment [Abstract]
PROPERTY AND EQUIPMENT

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following as of:

	December 31,
	2010	2009

Land	$1,200	$1,200
Buildings (Note 6)	8,821	8,821
Furniture and fixtures	8,811	7,577
Computers and equipment	37,963	26,499
Leasehold improvements	9,710	8,038
Purchased software	19,349	9,849
Capitalized software development costs (internal use)	49,059	32,194

	134,913	94,178
Accumulated depreciation and amortization	(57,176)	(39,218)

Property and equipment, net	$77,737	$54,960

Software — Internal Use

We classify capitalized costs of software developed for internal use in property and equipment. Costs capitalized for software to be sold, leased or otherwise marketed are classified as other assets. Software acquired in a business combination is classified as a developed technology intangible asset. Capitalized costs of software developed for internal use during the years ended December 31, 2010 and 2009 amounted to  $16,613 and  $14,160, respectively. Accumulated amortization related to capitalized costs of software developed for internal use was  $20,694 and  $11,581 at December 31, 2010 and 2009, respectively.

For the years ended December 31, 2010, 2009 and 2008, we recognized impairment charges of  $398, zero and  $243, respectively, which relate to all of our segments and were attributable to the write down of software tools that we were not able to utilize. We had no other impairment charges related to property and equipment during the years ended December 31, 2010, 2009 and 2008. These impairment charges have been recorded to the impairment line item within our consolidated statements of operations.

For the years ended December 31, 2010, 2009 and 2008, we recognized  $649,  $740 and  $873, respectively, in cost of revenue related to amortization of software developed for internal use.

Software — External Use

Capitalized costs of software developed for external use are classified as other assets in our consolidated balance sheet. Capitalized costs of software developed for external use during the years ended December 31, 2010 and 2009 amounted to  $1,355 and  $2,242, respectively. Accumulated amortization related to capitalized costs of software developed for external use was  $6,190 and  $3,296 at December 31, 2010 and 2009, respectively.

During the years ended December 31, 2010, 2009 and 2008, we recognized  $2,894,  $2,426 and  $709 respectively in cost of revenue related to amortization of software developed for external use.

Goodwill and Indefinite Assets	12 Months Ended
Dec. 31, 2010
Goodwill and Indefinite Assets [Abstract]
GOODWILL AND INDEFINITE ASSETS

3.	GOODWILL AND INDEFINITE ASSETS

Goodwill and indefinite life assets consist of the following as of:

	December 31,
	2010	2009

Indefinite life intangibles
Goodwill, net	$1,035,697	$511,861
Trade name	—	1,029

	$1,035,697	$512,890

The changes in goodwill are summarized as follows, consolidated and by segment (“RCM” is our Revenue Cycle Management segment and “SCM” is our Spend and Clinical Resource Management segment), for the years ended December 31, 2010 and 2009:

	December 31,
	Consolidated	RCM	SCM

Balance, December 31, 2008	$508,748	$424,027	$84,721
Accuro acquisition purchase accounting adjustment (Note 5)	3,113	3,113	—

Balance, December 31, 2009	$511,861	$427,140	$84,721
DSS impairment loss	(44,495)	(44,495)	—
Broadlane acquisition (Note 5)	567,326	—	567,326
Other acquisition	1,005	—	1,005

Balance, December 31, 2010	$1,035,697	$382,645	$653,052

In connection with our 2010 annual impairment testing, we recognized an impairment charge related to the goodwill at our decision support services operating unit within our RCM reporting segment. We experienced a scheduled and planned step down in license fee revenue from a large business intelligence customer in our decision support services operating unit. As part of our quarterly and annual forecasting process, we expected to recover the revenue reduction related to this large customer with new customer wins. However, given the economic environment and increased competition, conversion of new customer revenue has been lower than expected over the last six to eight quarters. As a result, during our 2011 budgetting process we lowered our future growth rate estimates and revised our earnings forecast for future years for our decision support services operating unit. As a result, a goodwill impairment loss of  $44,495 was recognized in the RCM segment during December 2010.

In 2010, we recorded an impairment charge of approximately  $1,029 to write-off an indefinite-lived trade name acquired as part of a prior acquisition in connection with restructuring and rebranding of our SCM segment subsequent to the Broadlane Acquisition.

In 2009, we adjusted Goodwill related to the acquisition of Accuro. See Note 5 for the detail of the adjustments. In 2008, we adjusted Goodwill related to the acquisition of XactiMed primarily related to adjustments to deferred tax liability and other accrued liabilities.

Other Intangible Assets	12 Months Ended
Dec. 31, 2010
Other Intangible Assets [Abstract]
OTHER INTANGIBLE ASSETS

4.	OTHER INTANGIBLE ASSETS

Intangible assets with definite lives consist of the following:

	Weighted
	Average
	Amortization	Gross
	Period	Carrying	Accumulated
	(Years)	Amount	Amortization	Net

December 31, 2010
Customer base	10 years	$538,667	$(88,745)	$449,922
Developed technology	5 years	49,401	(21,664)	27,737
Trade name	3 years	4,300	(179)	4,121
Non-compete agreements	1.5 years	2,900	(242)	2,658

	10 years	$595,268	$(110,830)	$484,438

	Weighted
	Average
	Amortization	Gross
	Period	Carrying	Accumulated
	(Years)	Amount	Amortization	Net

December 31, 2009
Customer base	11 years	$139,259	$(67,559)	$71,700
Developed technology	5 years	40,556	(18,074)	22,482
Non-compete agreements	2 years	2,322	(1,944)	378

	9 years	$182,137	$(87,577)	$94,560

In 2010, we recorded an impairment of approximately  $501 related to customer base and acquired developed technology intangible assets acquired from previous acquisitions.

In 2009, we reduced the gross carrying amount and the related accumulated amortization by approximately  $21,869 relating to a fully amortized customer base asset within our Spend Management segment.

In 2008, we deemed several intangible assets to be impaired. We recorded an impairment charge of approximately  $1,255 to write-off trade names acquired as part of the acquisitions of MD-X Solutions, Inc on July 2, 2007 and XactiMed, Inc on May 18, 2007 in connection with a rebranding of our RCM segment subsequent to the Accuro acquisition. In addition, we recorded an impairment of approximately  $581 related to acquired developed technology and other intangible assets acquired from previous acquisitions.

These impairment charges have been recorded to the impairment line item within our consolidated statements of operations.

During the years ended December 31, 2010, 2009 and 2008, we recognized  $31,675,  $28,753 and  $24,316, respectively in amortization expense, inclusive of amounts charged to cost of revenue for amortization of external-use acquired developed technology related to definite-lived intangible assets. Future amortization expense of definite-lived intangibles as of December 31, 2010, is as follows:

Amount

2011	$81,067
2012	73,209
2013	62,722
2014	55,042
2015	49,205
Thereafter	163,193

$484,438

Acquisitions	12 Months Ended
Dec. 31, 2010
Acquisitions [Abstract]
ACQUISITIONS

5.	ACQUISITIONS

Broadlane Acquisition

On November 16, 2010, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) with Broadlane Holdings, LLC, a Delaware limited liability company (“Broadlane LLC”), and Broadlane Intermediate Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Broadlane LLC (“Broadlane”), we acquired all of the outstanding shares of capital stock of Broadlane (the “Broadlane Acquisition”) from Broadlane LLC.

Broadlane delivers supply chain management, strategic sourcing of supplies and services, capital equipment lifecycle management, advanced technology and analytics, clinical and lean process consulting and clinical workforce optimization. We believe with the acquisition of Broadlane our SCM segment is positioned to provide a more comprehensive suite of cost management services, supply chain analytics and data capabilities that will improve our customers’ ability to manage their supply expenses.

We paid to Broadlane LLC approximately  $725,000 in cash plus working capital of  $20,895 for an aggregate preliminary purchase price of  $745,895. In addition, we will make an additional payment in cash, subject to adjustment and to certain limitations, currently estimated at  $123,100 on or before January 4, 2012 (the “deferred purchase consideration”).

At closing, we recorded  $119,505 on our balance sheet, representing the present value of the preliminary estimated  $123,100 deferred purchase consideration amount. The deferred purchase consideration is subject to adjustment based on certain adjustments as defined in the Purchase Agreement. During the year ended December 31, 2010, we recognized approximately  $407, in imputed interest expense due to the accretion of this liability and we will record additional interest expense of approximately  $3,162 using the effective interest method to accrete the deferred purchase consideration to its face value by January 4, 2012. The balance of the deferred purchase consideration was  $119,912 as of December 31, 2010 and has been recorded as a current liability in the accompanying consolidated balance sheet.

The preliminary purchase price is subject to change based upon final agreement of certain adjustments with the seller. Any subsequent adjustments to the purchase price will be recorded as an increase or decrease to the deferred purchase consideration and goodwill.

The purchase price paid for Broadlane reflects a premium relative to the value of identified assets due to the strategic importance of the transaction to us and because Broadlane’s business model does not rely intensively on fixed assets. The goodwill of  $567,326 arising from the acquisition primarily relates to the following factors:

•	The acquisition expands our spend management capability and general market presence and provides for industry leading pricing offered under our combined strategic sourcing contracts;

•	The acquisition of Broadlane, which was a large SCM segment competitor, allows us to compete effectively for hospital and health system customers and increases our customer base which allows us to expand market share and further penetrate our customer base; and

•	The acquisition offers us the opportunity to leverage cost and revenue synergies and economies of scale expected from combining our operations.

We expect that approximately  $892 of the  $567,326 of goodwill will be deductible for income tax purposes.

Broadlane Purchase Price Allocation

The following table summarizes the consideration paid for Broadlane and the preliminary amounts of the assets acquired and liabilities assumed recognized at the acquisition date:

Consideration
Cash	$773,281
Less: cash acquired	(27,386)

Net cash consideration	745,895
Fair value of deferred purchase consideration	119,505

Fair value of total consideration transferred	$865,400

Recognized amounts of identifiable assets acquired and liabilities assumed
Current assets	$56,402
Property and equipment	13,941
Other long term assets	110
Intangible assets	419,900
Current liabilities	(35,832)
Deferred tax liabilities	(155,166)
Other long term liabilities	(1,281)

Total identifiable net assets	298,074
Goodwill	567,326

$865,400

The fair value of current assets acquired includes trade accounts receivable due under agreements with customers with a fair value of approximately  $11,369. The gross amount due under customer contracts is  $11,708, of which  $339 is expected to be uncollectible.

The fair value of current assets acquired also includes a preliminary fair value estimate of  $34,500 related to administrative fees related to customer purchases that occurred prior to the acquisition date that will be reported to us subsequent to the acquisition date. Under our revenue recognition accounting policy, these administrative fees would ordinarily be recorded as revenue when reported to us; however, the acquisition method of accounting requires us to estimate the amount of purchases occurring prior to the acquisition date and to record the fair value of the administrative fees to be received from those purchases as an accounts receivable (as opposed to recognizing revenue when these transactions are reported to us). We have also recorded a preliminary fair value liability estimate of  $17,750 included in the fair value of current liabilities related to corresponding revenue share obligation that will be owed to customers that generated the administrative fees.

We expect to adjust our preliminary estimate of the administrative receivable and related revenue share obligation during the measurement period (up to one year from the acquisition date) as actual purchases are reported to us.

The fair value of acquired identified intangible assets of  $419,900 is preliminary pending receipt of final valuations for those assets. Our preliminary fair value estimates are as follows:

	Preliminary	Weighted-
	Estimated	Average Useful
	Fair Value	Lives

Customer base	$399,400	10 year life
Developed technology	13,300	5 year life
Trade name	4,300	3 year life
Non-compete agreement	2,900	1.5 year life

Total aquired identified intangibles	$419,900

In connection with the acquisition, we incurred approximately  $10,396 of costs primarily related to legal, financial, and accounting professional advisors. These costs were expensed as incurred and are included in the Acquisition and integration line item on the accompanying consolidated statement of operations.

The operating results of Broadlane have been included in our consolidated statement of operations since the acquisition date of November 16, 2010. We have recorded actual revenue of  $9,607 and an actual net loss of  $10,859 in our consolidated statement of operations for the period November 16, 2010 through December 31, 2010.

Unaudited Pro Forma Financial Information

The unaudited financial information in the table below summarizes the combined results of operations of MedAssets and Broadlane on a pro forma basis. The pro forma information is presented as if the companies had been combined on January 1, 2010 and January 1, 2009, respectively. The 2010 and 2009 pro forma results include the following adjustments that were directly attributable to the acquisition:

•	adjustments to reduce net revenue by approximately $18,900 and $18,100 during the years ended December 31, 2010 and 2009, respectively related to purchase accounting adjustments that reflect the fair value of administrative fees related to customer purchases that occurred prior to January 1, 2010 and 2009, respectively, but were reported to us subsequent to those dates. Under our revenue recognition accounting policy, which is in accordance with GAAP, these administrative fees would be ordinarily recorded as revenue when reported to us; however, the acquisition method of accounting requires us to estimate the amount of purchases occurring prior to the transaction date and to record the fair value of the administrative fees to be received from those purchases as an account receivable (as opposed to recognizing revenue when these transactions are reported to us) and record any corresponding revenue share obligation as a liability;

•	adjustments to increase intangible amortization expense by approximately $40,000 and $45,800 during the years ended December 31, 2010 and 2009, respectively related to purchase accounting adjustments that reflect the fair value of identified intangible assets acquired;

•	adjustments to increase interest expense by approximately $30,900 and $29,400 during the years ended December 31, 2010 and 2009, respectively related to additional indebtedness incurred to complete the acquisition; and

•	adjustments to increase income tax benefit by approximately $22,800 and $32,600 during the years ended December 31, 2010 and 2009, respectively related to the income tax benefit generated by the adjustments discussed above.

The following pro forma financial information is presented for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of each period:

	Year Ended December 31,
	2010	2009
	(Unaudited)

Net revenue	$538,479	$490,755
Net (loss)	(83,755)	(37,533)
Basic and diluted (loss) per share	$(1.48)	$(0.68)
Basic and diluted weighted average shares outstanding(1)	56,434	54,841

(1)	Basic and diluted weighted average shares outstanding are the same given our net pro forma loss

Other Acquisition-Related Activities

During the year, our SCM segment acquired certain assets associated with oncology pharmaceutical products for  $3,160. The acquired assets consist of certain customer relationships valued at  $2,155 with a ten-year weighted-average useful life and goodwill of  $1,005.

During the year ended December 31, 2010, we incurred  $2,798, respectively, related to certain due diligence and acquisition and integration-related activities associated with an unsuccessful acquisition attempt. We expensed these costs as incurred in accordance with GAAP and they are included in the Acquisition-related expenses line item on our consolidated statement of operations.

Accuro Acquisition

In 2009, we finalized the acquisition purchase price and related purchase price allocation of Accuro Healthcare Solutions, Inc. (collectively with its subsidiaries, “Accuro”), which was acquired on June 2, 2008 (the “Accuro Acquisition”).

In connection with the purchase consideration paid upon the closing of the Accuro Acquisition, which occurred on June 2, 2008, we recorded an initial liability (or the “deferred purchase consideration”) of  $18,500 on our balance sheet, representing the present value of  $20,000 in deferred purchase consideration payable on the first anniversary date of the closing of the Accuro Acquisition as required by the purchase agreement. During the years ended December 31, 2009 and 2008, we recognized approximately  $639 and  $862, respectively, in imputed interest expense to accrete the Accuro deferred purchase consideration to its face value by the first anniversary of the Accuro Acquisition closing date or June 2, 2009.

On June 2, 2009, we reduced the  $20,000 deferred purchase consideration by approximately  $224 due to certain adjustments allowed for under the purchase agreement and we paid  $19,776 (inclusive of  $1,501 of imputed interest) in cash to the former shareholders of Accuro to satisfy the deferred purchase consideration obligation. We acquired all the outstanding stock of Accuro for a total purchase price of  $357,635 comprised of  $228,248 in cash, including  $5,355 in acquisition related costs, and approximately 8,850,000 unregistered shares of our common stock valued at  $129,387.

Accuro is a provider of SaaS-based revenue cycle management software and service solutions that help hospitals, health systems and other ancillary healthcare providers optimize revenue capture and cash flow. The purchase price paid to Accuro’s former shareholders reflects a premium relative to the value of the identified assets due to the strategic importance of the transaction to our company and because Accuro’s technology and service business model does not rely intensively on fixed assets. The following factors contribute to the strategic importance of the transaction:

•	The acquisition expands our research and development capability and general market presence, and increases our revenue cycle management product and service offerings with well regarded solutions and recurring revenue streams;

•	Accuro’s business is complementary and a long-term strategic fit that provides us opportunities to expand market share and further penetrate our current customer base;

•	The acquisition of Accuro, which was one of our largest and most scaled Revenue Cycle Management segment competitors, allows us to compete effectively for hospital and health system customers; and

•	The acquisition offers us the opportunity to leverage cost and revenue synergies.

Accuro Purchase Price Allocation

During 2009, we made certain adjustments to finalize the purchase price allocation of Accuro. These adjustments have been recognized as assets acquired or liabilities assumed in the Accuro Acquisition and included in the allocation of the cost to acquire Accuro and, accordingly, have resulted in a net increase to goodwill of approximately  $3,113. The adjustments primarily relate to the following:

•	a $3,463 increase associated with restructuring activities, consisting of estimated severance costs, facility lease termination penalties, system migration and standardization as well as other restructuring costs (as further described below);

•	a $224 decrease related to adjustments to the final deferred purchase consideration; and

•	a $126 decrease associated with adjusting assets acquired and liabilities assumed to fair value.

The following table details the final purchase price and purchase price allocation for the Accuro Acquisition:

	Preliminary		Final
	Purchase		Purchase
	Price		Price
	Allocation	Adjustments	Allocation

Current assets	$9,113	$(124)	$8,989
Property and equipment	4,853	—	4,853
Other long term assets	169	—	169
Goodwill	275,899	3,113	279,012
Intangible assets	87,700	—	87,700

Total assets acquired	377,734	2,989	380,723
Current liabilities	14,474	3,282	17,756
Other long term liabilities	5,401	(69)	5,332

Total liabilities assumed	19,875	3,213	23,088

Total purchase price	$357,859	$(224)	$357,635

Accuro Intangible Assets

The table below summarizes the acquired identified intangible assets, (in thousands):

	Gross
	Carrying	Weighted-Average
	Value	Useful Lives

Developed technology	$23,200	5.0
Customer base	63,200	12.5
Non-compete agreements	1,300	2.0

Total acquired intangible assets	$87,700	10.4

Additionally,  $55,592 of the  $279,012 of goodwill is expected to be deductible for tax purposes.

Accuro Deferred Revenues and Costs

We have estimated the fair value of the service obligation assumed from Accuro in connection with the acquisition purchase price allocation. The service obligation assumed from Accuro represents our acquired commitment to provide continued SaaS-based software and services for customer relationships that existed prior to the acquisition where the requisite service period has not yet expired. The estimated fair value of the obligation and other future services was determined utilizing a cost build-up approach, which determines fair value by estimating the costs related to fulfilling the obligation plus a normal profit margin. The sum of the costs and operating profit approximates the amount that we would be required to pay a third party to assume the service obligation. The estimated costs to fulfill the obligation were based on the historical direct costs related to providing the related services. We did not include any costs associated with selling efforts, research and development or the related operating margins on these costs. As a result of allocating the acquisition purchase price, we recorded an adjustment to reduce the carrying value of Accuro’s June 2, 2008 deferred revenue by  $7,643 down to  $4,200, an amount representing our estimate of the fair value of service obligation assumed. In addition, we recorded an adjustment of  $6,974 to eliminate the carrying value of Accuro’s June 2, 2008 deferred cost asset associated with the related deferred revenue.

Restructuring Activities	12 Months Ended
Dec. 31, 2010
Restructuring activities [Abstract]
RESTRUCTURING ACTIVITIES

6.	RESTRUCTURING ACTIVITIES

Broadlane Restructuring Plan

In connection with the Broadlane Acquisition, our management approved, committed, and initiated a plan to restructure our operations resulting in certain management, system and organizational changes within our SCM segment. During the year ended December 31, 2010, we expensed exit and integration related costs of approximately  $8,418 associated with restructuring activities of the acquired operations consisting of severance and other restructuring and integration costs. These costs are included within the acquisition and integration-related expenses line on the accompanying statements of operations.

As of December 31, 2010, the components of our restructuring plan are as follows:

•	Involuntary employee terminations — we are reorganizing our SCM workforce and plan to eliminate redundant or unneeded positions in connection with combining our business operations. In connection with the workforce restructuring, we expect to incur severance, benefits and other employee related costs in the range of $18,000 to $20,000 to be incurred over the next eighteen to twenty-four months. During the fiscal year ended December 31, 2010, we expensed approximately $6,976 related to severance and other employee benefits in connection with or plan. As of December 31, 2010, we had approximately $3,488 included in current liabilities for these costs.

•	System migration and standardization — we plan to integrate and standardize certain software platforms of the combined business operations. In connection with the system migration and standardization, we expect to incur costs in the range of $2,000 to $4,000 over the next twelve to eighteen months. During the fiscal year ended December 31, 2010, we expensed approximately $1,442 related to consulting and other third-party services in connection with our plan.

•	Facilities consolidation — we expect to consolidate office space in areas where we have common or redundant locations. We expect to incur a liability in the range of $5,000 to $7,000 over the next twelve to eighteen months relating to ceasing use of certain facilities. As of and for the fiscal year ended December 31, 2010, no liability has been accrued and no expense has been recorded as we have no termination penalty and have not ceased use of the facilities as of December 31, 2010.

The changes in the plan during 2010 are summarized as follows:

			Accrued,
	Initial Costs	Cash	December 31,
	Incurred	Payments	2010

Broadlane Restructuring Plan
Involuntary employee terminations	$6,976	$(3,488)	$3,488
System migration and integration	1,442	(1,442)	—
Facility consolidation	—	—	—

Total Broadlane Restructuring Costs	$8,418	$(4,930)	$3,488

Accuro Restructuring Plan

In connection with the Accuro Acquisition, our management approved, committed and initiated a plan to restructure our operations resulting in certain management, system and organizational changes within our RCM segment. Any increases or decreases to the estimates of executing the restructuring plan subsequent to June 2009 have been recorded as adjustments to operating expense. During 2010, we reduced our estimated lease termination liability by approximately  $491 related to a sublease arrangement.

The remaining balance relating to the Accuro restructuring plan pertains to a lease termination penalty we incurred for which we made cash payments of approximately  $1,162 for the fiscal year ended December 31, 2010. We expect that  $114 of the remaining lease termination penalty will be paid in January 2011 and  $1,046 will be paid in February 2011. The balance of the accrual was  $1,160 as of December 31, 2010.

Notes and Bonds Payable	12 Months Ended
Dec. 31, 2010
Notes and Bonds Payable [Abstract]
NOTES AND BONDS PAYABLE

7.	NOTES AND BONDS PAYABLE

Our notes and bonds payable are summarized as follows as of:

	December 31,
	2010	2009

Notes payable — senior	$635,000	$215,161
Bonds payable	325,000	—

Total notes and bonds payable	960,000	215,161
Less: current portions	(6,350)	(13,771)

Total long-term notes and bonds payable	$953,650	$201,390

Notes Payable

The principal amount of our long term notes payable consists of our senior term loan facility which had an outstanding balance of  $635,000 as of December 31, 2010. We had no amounts drawn on our revolving credit facility, and no amounts drawn on our swing-line component, resulting in approximately  $149,000 of availability under our credit facility inclusive of the swing-line (after giving effect to  $1,000 of outstanding but undrawn letters of credit on such date) as of December 31, 2010. The applicable weighted average interest rate (inclusive of the applicable bank margin) on our senior term loan facility at December 31, 2010 was 5.25%.

The principal amount of our long term notes payable as of December 31, 2009 consists of our senior term loan facility which had an outstanding balance of  $215,161. We had no amounts drawn on our revolving credit facility, and no amounts drawn on our swing-line component as of December 31, 2009. We made payments during 2009 on our term loan balance which included an annual excess cash flow payment of approximately  $27,516 and scheduled principal payments on our senior term loan facility of  $2,499.

Total interest paid during the fiscal years ended December 31, 2010, 2009 and 2008 was approximately  $11,855,  $14,722 and  $18,032, respectively.

We had a credit agreement dated October 23, 2006 that consisted of a senior secured term loan and a revolving line of credit that was administered by Bank of America. On November 16, 2010, we consummated the acquisition of Broadlane and as a result we terminated our credit agreement with Bank of America and entered into a new credit agreement (the “Credit Agreement”) with Barclays Bank and JP Morgan Securities (collectively, the “Banks”). In addition, we closed a private placement offering of senior notes that is described below. The Credit Agreement consists of a six-year  $635,000 senior secured term loan facility and a five-year  $150,000 senior secured revolving credit facility, including a letter of credit sub-facility of  $25,000 and a swing line sub-facility of  $25,000. Borrowings under the revolving credit facility may be used for general corporate purposes and working capital. Both the senior secured term loan and revolving credit facility charge a variable interest rate of London Interchange Bank Offering Rate (“LIBOR”) or an alternate base rate plus and applicable margin.

The Credit Agreement also permits the Company to, subject to the satisfaction of certain conditions and obtaining commitments, add one or more incremental term loan facilities, increase the aggregate commitments under the senior secured revolving credit facility or add one or more incremental revolving credit facility tranches in an aggregate amount of up to  $200,000, which may have the same guarantees, and be secured equally in all respects by the same collateral, as the senior secured term loan loans and the senior secured revolving credit loans.

The Credit Agreement contains certain customary negative covenants, including but not limited to, limitations on the incurrence of debt, limitations on liens, limitations on fundamental changes, limitations on asset sales and sale leasebacks, limitations on investments, limitations on dividends or distributions on, or redemptions of, equity interests, limitations on prepayments or redemptions of unsecured or subordinated debt, limitations on negative pledge clauses, limitations on transactions with affiliates and limitations on changes to the Company’s fiscal year. The Credit Agreement also includes certain maintenance covenants (beginning March 31, 2011) including but not limited to, a maximum total leverage ratio of consolidated indebtedness to consolidated EBITDA and a minimum consolidated interest coverage ratio of consolidated EBITDA to consolidated cash interest expense (as defined in the Credit Agreement). The Company was in compliance with these covenants as of December 31, 2010.

We are also required to prepay our debt obligations based on an excess cash flow calculation for the applicable fiscal year which is determined in accordance with the terms of our credit agreement. Our first excess cash flow calculation will be completed during the first quarter of 2012 for the fiscal year ended December 31, 2011.

Bonds Payable

In connection with the financing of the Broadlane Acquisition, the Company closed the offering of an aggregate principal amount of  $325,000 of senior notes due 2018 (the “Notes”) in a private placement (the “Notes Offering”). The Notes are guaranteed on a senior unsecured basis by each of the Company’s existing domestic subsidiaries and each of the Company’s future domestic restricted subsidiaries in each case that guarantees the Company’s obligations under the Credit Agreement. Each of the subsidiary guarantors is 100% owned by the Company; the guarantees by the subsidiary guarantors are full and unconditional; the guarantees by the subsidiary guarantors are joint and several; the Company has no independent assets or operations; and any subsidiaries of the Company other than the subsidiary guarantors are minor. The Notes and the guarantees are senior unsecured obligations of the Company and the subsidiary guarantors, respectively.

The Notes were issued pursuant to an indenture dated as of November 16, 2010 (the “Indenture”) among the Company, its subsidiary guarantors and Wells Fargo Bank, N.A., as trustee. Pursuant to the Indenture, the Notes will mature on November 15, 2018 and bear 8% annual interest. Interest on the Notes is payable semi-annually in arrears on May 15 and November 15 of each year, beginning on May 15, 2011.

The Indenture contains certain customary negative covenants, including but not limited to, limitations on the incurrence of debt, limitations on liens, limitations on consolidations or mergers, limitations on asset sales, limitations on certain restricted payments and limitations on transactions with affiliates. The Indenture does not contain any significant restrictions on the ability of the Company or any subsidiary guarantor to obtain funds from the Company or any other subsidiary guarantor by dividend or loan. The Indenture also contains customary events of default. The Company was in compliance with these covenants as of December 31, 2010.

The Company has the option to redeem all or part of the Notes as follows: (i) at any time prior November 15, 2013, the Company may at its option redeem up to 35% of the aggregate original principal amount of Notes issued; and (ii) on or after November 15, 2014, the Company may at its option, redeem all or a part of the Notes after the required notification procedures have been performed, at the following redemption prices:

Year	Percentage

2014	104%
2015	102%
2016 and thereafter	100%

The Notes also contain a redemption feature that would require the repurchase of 101% of the aggregate principal amount plus accrued and unpaid interest at the option of the holders upon a change in control.

As of December 31, 2010, the Company’s 8% senior notes due 2018 were trading at approximately 100.1% of par value.

As of December 31, 2010, we had approximately  $45,584 of debt issuance costs related to our Credit Agreement and Notes which will be amortized into interest expense generally over the effective interest method until the maturity date. For the years ended December 31, 2010 and 2009, we recognized approximately  $6,863, inclusive of the write-off of  $4,330 of the remaining unamortized debt issuance costs from our previous credit agreement with Bank of America, and  $1,841, respectively, in interest expense related to the amortization of debt issuance costs.

The following table summarizes our stated debt maturities and scheduled principal repayments as of December 31, 2010:

		Senior Unsecured
Year	Term Loan	Notes	Total

2011	$6,350	$—	$6,350
2012	6,350	—	6,350
2013	6,350	—	6,350
2014	6,350	—	6,350
2015	6,350	—	6,350
Thereafter	603,250	325,000	928,250

	$635,000	$325,000	$960,000

Finance Obligation

We entered into a lease agreement for a certain office building in Cape Girardeau, Missouri with an entity owned by the former owner of a company that was acquired in May 2001 (the “Lease Agreement”). Under the terms of the Lease Agreement, we were required to purchase the office building and adjoining retail space on January 7, 2004 for  $9,274. The fair value of the office building and related retail space at the acquisition date was  $6,000 and  $2,900, respectively.

In August 2003, we facilitated the sale of the office building and related retail space under the Lease Agreement. We entered into a new lease with the new owner of the office building and provided a  $1,000 letter of credit and eight months of prepaid rent in connection with the new lease. The lease agreement was for ten years. The letter of credit and prepaid rent constitute continuing involvement as defined in GAAP relating to leases, and as such the transaction did not qualify for sale and leaseback accounting. In accordance with the guidance, the Company recorded the transaction as a financing obligation. As such, the book value of the assets and related obligation remain on the Company’s consolidated financial statements. We recorded a  $501 commission on the sale of the building as an increase to the corresponding financing obligation. In addition, we deferred  $386 in financing costs that will be amortized into expense over the life of the obligation. Subsequent to the date of sale (August 2003), we decreted the finance obligation in accordance with a policy that would match the amortization of the corresponding asset. The amount of the financial obligation decretion for the years ended December 31, 2010 and 2009 was  $167 and  $152, respectively.

In July 2007, we extended the lease terms of the Lease Agreement an additional four years through July 2017. The terms of the lease extension were substantially similar to that of the original lease term, and our outstanding letter of credit continues to constitute continuing involvement as defined by the guidance previously described. The lease extension effectively increased our outstanding finance obligation and corresponding office building asset by  $1,121 at the time of the amendment.

The lease payments on the office building are charged to interest expense in the periods they are due. The lease payments included as interest expense in the accompanying statement of operations for the years ended December 31, 2010, 2009 and 2008 were  $658,  $658 and  $647, respectively.

Rental income and additional interest expense is imputed on the retail space of approximately  $438 annually. Both the income and the expense are included in “Other income (expense)” in the accompanying consolidated statement of operations for each of the years ended December 31, 2010, 2009 and 2008 with no effect to net income. Under the Lease Agreement, we are not entitled to actual rental income on the retail space, nor do we have legal title to the building.

When we have no further continuing involvement with the building as defined under generally accepted accounting principles relating to leases, we will remove the net book value of the office building, adjoining retail space, and the related finance obligation and account for the remainder of our payments under the Lease Agreement as an operating lease. Under the Lease Agreement, we will not obtain title to the office building and retail space. Our future commitment is limited to the payments required by the ten year Lease Agreement. At December 31, 2010, the future undiscounted payments under the Lease Agreement aggregate to  $4,440.

Future payments of the finance obligation as of December 31, 2010 are as follows:

Obligations
Under
Capital Lease

2011	$1,103
2012	1,114
2013	1,114
2014	1,114
2015	1,114
Thereafter	9,714

15,273
Less: Amounts representing interest	(5,582)

Net present value of capital lease obligation	9,691
Less: Amount representing current portion	(186)

Finance obligation, less current portion	$9,505

Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

8.	COMMITMENTS AND CONTINGENCIES

We lease certain office space and office equipment under operating leases. Some of our operating leases include rent escalations, rent holidays, and rent concessions and incentives. However, we recognize lease expense on a straight-line basis over the related minimum lease term utilizing total future minimum lease payments. Future minimum rental payments under operating leases with initial or remaining non-cancelable lease terms of one year as of December 31, 2010 are as follows:

Operating
Lease

2011	$9,125
2012	7,940
2013	7,637
2014	6,878
2015	4,994
Thereafter	15,177

$51,751

Rent expense for the years ended December 31, 2010, 2009 and 2008, was approximately  $8,370,  $8,102 and  $6,651 respectively.

Performance Targets

In the ordinary course of contracting with our customers, we may agree to make some or all of our fees contingent upon the customer’s achievement of financial improvement targets from the use of our services and software. These contingent fees are not recognized as revenue until the customer confirms achievement of the performance targets. We generally receive customer acceptance as and when the performance targets are achieved. Prior to customer confirmation that a performance target has been achieved, we record invoiced contingent fees as deferred revenue on our consolidated balance sheet. Often, recognition of this revenue occurs in periods subsequent to the recognition of the associated costs.

Legal Proceedings

As of December 31, 2010, we are not presently involved in any legal proceedings, the outcome of which, if determined adversely to us, would have a material adverse affect on our business, operating results or financial condition.

Stockholders' Equity	12 Months Ended
Dec. 31, 2010
Stockholders' Equity [Abstract]
STOCKHOLDERS' EQUITY

9.	STOCKHOLDERS’ EQUITY

Preferred Stock

In connection with our initial public offering we amended and restated our Certificate of Incorporation (“Certificate”) authorizing us to issue 50,000,000 shares of undesignated preferred stock, par value  $0.01 per share. The preferred stock could be issued from time to time in one or more series, each of which series had distinctive designation or title and such number of shares as was fixed by the Board prior to the issuance of any shares thereof. Each such series of preferred stock had voting powers, full or limited, or no voting powers, and such preferences and relative, participating optional or other special rights and such qualifications, limitations or restrictions thereof, as had to be stated and expressed in the resolution or resolutions providing for the issue of such series of preferred stock.

Common Stock

During 2010, 2009 and 2008, we issued shares of common stock in connection with employee share-based payment arrangements. See Note 10 to the consolidated financial statements.

During the fiscal year ended December 31, 2008, we issued approximately 8,850,000 unregistered shares of our common stock in connection with our acquisition of Accuro. We valued this equity issuance at  $14.62 per share, which was computed using the five-day average of our closing share price for the period beginning two days before the April 29, 2008 announcement of the Accuro Acquisition and ending two days after the announcement.

During the fiscal year ended December 31, 2008, we issued approximately 20,000 shares of our common stock to an unrelated charitable foundation. The market value of the common stock on the date of issuance was approximately  $348, which has been recorded as non-cash, non-employee share-based expense in our accompanying Consolidated Statement of Operations for the fiscal year ended December 31, 2008.

Common Stock Warrants

As of December 31, 2010 and 2009, we had approximately 38,000 warrants outstanding that were exercisable into common stock at a weighted average exercise price of  $2.29 with a weighted average remaining life of 2.5 and 3.5 years, respectively. During the fiscal year ended December 31, 2008, we issued approximately 190,000 unregistered shares of our common stock in connection with a cashless exercise of a warrant.

Shareholder Notes Receivable

During 2008, we settled all outstanding notes receivable issued by certain stockholders. The notes were collateralized by pledged shares of our common stock. In lieu of cash payment, we accepted a number of the pledged shares as payment in full for amounts owed under the notes receivable. The number of shares paid was determined by dividing the total principal and interest due under each note receivable by the closing market price of our common stock on the date prior to the effective date of each respective transaction. We received approximately 33,000 shares of our common stock in lieu of cash to settle  $585 in principal and interest outstanding under the notes receivable. The shares were subsequently retired and are no longer outstanding. For the year ended December 31, 2008, we recorded a mark to market adjustment to decrease non-cash share-based compensation expense of  $645 related to the underlying shares pledged as collateral for the notes.

Share-Based Compensation	12 Months Ended
Dec. 31, 2010
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

10.	SHARE-BASED COMPENSATION

As of December 31, 2010, we had restricted common stock, stock-settled stock appreciation rights (or “SSARs”) and common stock option equity awards outstanding under three share-based compensation plans.

The share-based compensation cost related to equity awards that has been charged against income was  $11,493,  $16,652, and  $8,550 for the fiscal years ended December 31, 2010, 2009 and 2008, respectively. The total income tax benefit recognized in the income statement for share based compensation arrangements related to equity awards was  $4,387,  $6,302 and  $3,227 for the fiscal years ended December 31, 2010, 2009 and 2008, respectively. There were no capitalized share-based compensation costs at December 31, 2010, 2009 or 2008.

Total share-based compensation expense (inclusive of restricted common stock, common stock options, and SSARs) for the fiscal years ended December 31, 2010, 2009 and 2008 is reflected in our Consolidated Statements of Operations as noted below:

	December 31,
	2010	2009	2008

Cost of revenue	$2,722	$3,063	$1,983
Product development	461	866	721
Selling and marketing	2,476	2,920	1,894
General and administrative	5,834	9,803	3,952

Total share-based compensation expense	$11,493	$16,652	$8,550

Employee Stock Purchase Plan

In 2010, the Company established the MedAssets, Inc. Employee Stock Purchase Plan (the “Plan”). Under the Plan, eligible employees may purchase shares of our common stock at a discounted price through payroll deductions. The price per share of the common stock sold to participating employees will be 95% of the fair market value of such share on the applicable purchase date. The Plan requires that all stock purchases be held by participants for a period of 18 months from the purchase date. A total of 500,000 shares of our common stock are authorized for purchase under the Plan. There were no purchases under the Plan during the year ended December 31, 2010 and the first purchase date is expected to be February 28, 2011.

Equity Incentive Plans

In 2010, the Board approved and the Company’s stockholders adopted the MedAssets, Inc. 2010 Special Stock Incentive Plan (the “Plan”). Under the Plan, the Company may award stock-based incentives to selected eligible persons. The Plan allows for the grant of stock options, which are the right to purchase shares of stock at a fixed price at some time in the future, and other stock-based awards. The Company granted 425,000 SSARs and 185,000 shares of restricted stock pursuant to the Plan. No further equity grants will be issued under the plan.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain individuals who have not previously served as employees or directors of the Company or its affiliates and who have become employees of the Company or its affiliates in connection with the Company’s acquisition of the Broadlane Group, and to serve as an inducement to their entering into employment with the Company. The Plan is intended to promote the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of the stockholders.

In 2008, the Board approved and the Company’s stockholders adopted the MedAssets Inc. Long-Term Performance Incentive Plan (the “2008 Plan”). The 2008 Plan provides for the grant of non-qualified stock options, incentive stock options, restricted stock awards, restricted stock unit awards, performance awards, stock appreciation rights and other stock-based awards. An aggregate of 5,500,000 underlying shares of our common stock was reserved for issuance to the Company’s directors, employees, and others under the 2008 Plan. As of December 31, 2010, we had approximately 953,000 shares remaining under our 2008 Plan available for grant. The 2008 Plan was designed to replace and succeed the MedAssets, Inc. 2004 Long-Term Incentive Plan and the 1999 Stock Incentive Plan. Equity awards issued under the 2008 Plan consist of common stock options, restricted stock (both service-based and performance-based), and SSARs (both service-based and performance-based).

Option awards issued under the 2008 Plan generally vest based over five years of continuous service and have seven-year contractual terms. Service-based share awards generally vest over one to four years. However, specific vesting criteria have been established for certain equity awards issued to employees which are comprised of the following:

•	Performance-based SSARs vest upon the achievement of a 25% compounded annual growth rate of non-GAAP diluted adjusted EPS (which we formerly referred to as non-GAAP diluted cash EPS) for the three-year period ending December 31, 2011. None of the performance-based SSARs will vest unless the Company achieves the 25% diluted adjusted EPS growth rate.

•	Performance-based restricted common stock will vest as follows:

(i) 50% vesting based on achievement of a 15% compounded annual growth rate of diluted adjusted EPS for the three-year period ending December 31, 2011;

(ii) Pro rata vesting of between 50% and 100% based on achievement of a compounded annual growth rate of diluted adjusted EPS between 15% and 25% for the three-year period ending December 31, 2011; and

(iii) 100% vesting based on achievement of a 25% compounded annual growth rate of diluted adjusted EPS for the three-year period ending December 31, 2011.

The compensation committee resolved that the Company’s adjusted earnings per share growth, or diluted adjusted EPS growth (formerly referred to as diluted cash earnings per share, or “cash EPS”), will be used as the performance criteria for the SSARs and restricted common stock awards subject to performance-based vesting. Diluted adjusted EPS, a non-GAAP measure, is defined as the Company’s fully-diluted net income per share excluding non-cash acquisition-related intangible amortization, non-cash share-based compensation expense and certain Board approved non-recurring items on a tax-adjusted basis. The Company’s management team and Board believe the use of diluted adjusted EPS as the measure for vesting terms is appropriate as it can be used to analyze the Company’s operating performance on a consistent basis by removing the impact of certain non-cash and non-recurring items from the Company’s operations, and by reflecting organic growth and accretive business transactions. However, as diluted adjusted EPS is a non-GAAP measure, it may not be the sole or best measure for investors to gauge the Company’s overall financial performance. The audit committee of the Board will be responsible for validating the calculation of diluted adjusted EPS growth over the relevant period.

In addition to meeting the performance targets as discussed above, the grantees must be employed by the Company for a continuous four year period through December 31, 2012 in order for the awards that are subject to performance-based vesting criteria to vest.

•	Service-based SSARs vest 25% annually beginning on December 31, 2009.

•	Service-based restricted stock vest 100% on December 31, 2012.

Option awards issued under the 2004 Long Term Equity Incentive Plan generally vest based over five years of continuous service and have ten-year contractual terms. Service-based share awards generally vest over three years. We will not issue any additional awards under this plan and all future shares that are canceled or forfeited that were initially issued under this plan will be added back to our 2008 plan.

Option awards issued under the 1999 Stock Incentive Plan generally vest based over three to four years of continuous service and have ten-year contractual terms. Service-based share awards generally vest over three years. We will not issue any additional awards under this plan and all future shares that are canceled or forfeited that were initially issued under this plan will be added back to our 2008 plan.

Under all plans, our policy is to grant equity awards with an exercise price (or base price in the case of SSARs) equal to the fair market price of our stock on the date of grant.

Equity Award Valuation

Under generally accepted accounting principles for stock compensation, we calculate the grant-date estimated fair value of share-based awards using a Black-Scholes valuation model. Determining the estimated fair value of share-based awards is judgmental in nature and involves the use of significant estimates and assumptions, including the expected term of the share-based awards, risk-free interest rates over the vesting period, expected dividend rates, the price volatility of the Company’s shares and forfeiture rates of the awards. The guidance requires forfeitures to be estimated at the time of grant and adjusted, if necessary, in subsequent periods if actual forfeitures differ from those estimates. The forfeiture rate is estimated based on historical experience. We base fair value estimates on assumptions we believe to be reasonable but that are inherently uncertain. Actual future results may differ from those estimates.

The fair value of each equity award has been estimated as of the date of grant using the Black-Scholes option-pricing model with the following assumptions for the fiscal years ended December 31, 2010, 2009 and 2008:

	December 31,
	2010	2009	2008

Range of calculated volatility	29.6% - 44.99%	31.21% - 34.73%	32.2% - 36.1%
Dividend yield	0%	0%	0%
Range of risk free interest rate	1.37% - 2.44%	1.36% - 2.46%	1.6% - 3.6%
Range of expected term	4.0 - 5.0 years	4.0 - 5.0 years	5.0 - 6.5 years

It is not practicable for us to estimate the expected volatility of our share price required by existing accounting requirements based solely on our own historical stock price volatility (trading history), given our limited history as a publicly traded company. Once we have sufficient history as a public company, we will estimate the expected volatility of our share price, which may impact our future share-based compensation. In accordance with generally accepted accounting principles for stock compensation, we have estimated grant-date fair value of our shares using a combination of our own trading history and a volatility calculated (“calculated volatility”) from an appropriate industry sector index of comparable entities using the “simplified method” as prescribed in Staff Accounting Bulletin No. 107, Share-based Payment, to calculate expected term. Dividend payments were not assumed, as we did not anticipate paying a dividend at the dates in which the various option grants occurred during the year. The risk-free rate of return reflects the weighted average interest rate offered for zero coupon treasury bonds over the expected term of the options. The expected term of the awards represents the period of time that options granted are expected to be outstanding.

Equity Award Expense Attribution

For service-based equity awards, compensation cost is recognized using an accelerated method over the vesting or service period and is net of estimated forfeitures. For performance-based equity awards, compensation cost is recognized using a straight-line method over the vesting or performance period and is adjusted each reporting period in which a change in performance achievement is determined and is net of estimated forfeitures. We evaluate the probability of performance achievement each reporting period and, if necessary, adjust share-based compensation expense based on expected performance achievement.

Restricted Common Stock Awards

We have issued restricted common stock awards to employees, our Board and our senior advisory board. During 2010, 2009 and 2008, we issued approximately 359,000 (or 280,000 shares net of forfeitures), 1,074,000 (or 1,049,000 shares net of forfeitures), and 6,000 shares, respectively. During 2010, 2009 and 2008, the weighted-average grant date fair value of each restricted common stock share was  $19.35,  $15.02, and  $16.04, respectively. The fair value of shares vested during the fiscal years ended December 31, 2010, 2009 and 2008 was  $340,  $747, and  $107, respectively.

A summary of changes in restricted shares during the fiscal year ended December 31, 2010 is as follows:

				Weighted	Weighted
				Average	Average
	Service-			Grant	Remaining	Aggregate
	Based	Performance-		Date Fair	Contractual	Intrinsic
	Shares	Based Shares	Total Shares	Value	Term	Value

Non-vested restricted shares outstanding as of January 1, 2010	343,000	674,000	1,017,000	$14.92	6 years
Granted	278,000	81,000	359,000	19.35
Vested	(16,000)	—	(16,000)	21.32
Forfeited	(26,000)	(53,000)	(79,000)	14.74

Restricted Shares outstanding as of December 31, 2010	579,000	702,000	1,281,000	$15.85	6 years	$25,813

As of December 31, 2010, there was  $12,766 of total unrecognized compensation cost related to unvested restricted common stock awards that will be recognized over a weighted average period of 1.9 years.

SSARs

We have issued SSARs to employees, our Board and our senior advisory board. During 2010 and 2009, we issued approximately 1,876,000 SSARs (or 1,689,000 SSARs net of forfeitures) and 2,765,000 SSARs (or 2,696,000 SSARs net of forfeitures), respectively. During 2010 and 2009 the weighted-average grant date fair value of each SSAR was  $7.52 and  $4.66, respectively. The fair value of SSARs vested during the fiscal year ended December 31, 2010 and December 31, 2009 was  $2,322 and  $1,802 respectively.

A summary of changes in SSARs during the fiscal year ended December 31, 2010 is as follows:

				Weighted	Weighted
				Average	Average
	Service-			Grant	Remaining	Aggregate
	Based	Performance-		Date Fair	Contractual	Intrinsic
	SSARs	Based SSARs	Total SSARs	Value	Term	Value

SSARs outstanding as of January 1, 2010	1,329,000	1,367,000	2,696,000	$4.66	6 years
Granted	1,597,000	279,000	1,876,000	7.52
Exercised	(61,000)	—	(61,000)	4.62
Forfeited	(80,000)	(107,000)	(187,000)	4.69

SSARs outstanding as of December 31, 2010	2,785,000	1,539,000	4,324,000	$5.86	6 years	$15,240

SSARs exercisable as of December 31, 2010	779,000	—	779,000	$4.90	5 years	$3,584

During the fiscal years ended December 31, 2010 we issued approximately 12,000 shares of common stock, in connection with stock-settled stock appreciation right (or “SSAR) exercises of 61,000.

As of December 31, 2010, there was  $15,322 of total unrecognized compensation cost related to unvested SSARs that will be recognized over a weighted average period of 1.8 years.

Common Stock Option Awards

During the fiscal years ended December 31, 2010, 2009 and 2008, we granted service-based stock options for the purchase of approximately 102,000, 543,000 and 1,904,000 shares, respectively. The stock options granted during the fiscal year ended December 31, 2010 have a weighted average exercise price of  $21.50 and have a service vesting period of five years. The options granted during 2009 have a weighted average exercise price of  $20.01 and have a service vesting period of five years. The options granted during 2008 have a weighted average exercise price of  $15.70 and have a service vesting period of five years with the exception of 41,000 which vest over a ten-month period.

The exercise price of all stock options described above was equal to the market price of our common stock on the date of grant (or “common stock grant-date fair value”), and therefore the intrinsic value of each option grant was zero. The common stock grant-date fair value of options granted during the fiscal year ended December 31, 2010 represents the market value of our common stock as of the close of market on the grant date. The common stock grant-date fair value of options granted during the fiscal years ended December 31, 2009 and 2008 represents the market value of our common stock as of the close of market on the date prior to the grant date.

The weighted-average grant-date fair value of each option granted during the fiscal years ended December 31, 2010, 2009 and 2008 was  $6.84,  $6.54 and  $6.41, respectively.

A summary of changes in outstanding options during the fiscal year ended December 31, 2010 is as follows:

			Weighted
		Weighted	Average
		Average	Remaining	Aggregate
		Exercise	Contractual	Intrinsic
	Shares	Price	Term	Value

Options outstanding as of January 1, 2010	6,444,000	$9.93	7 years
Granted	102,000	21.50
Exercised	(1,403,000)	7.72
Forfeited	(576,000)	15.41

Options outstanding as of December 31, 2010	4,567,000	$10.18	6 years	$46,344

Options exercisable as of December 31, 2010	2,953,000	$8.47	5 years	$34,727

The total fair value of stock options vested during the fiscal years ended December 31, 2010, 2009 and 2008 was  $12,450,  $6,195 and  $7,095, respectively.

During the fiscal years ended December 31, 2010, 2009 and 2008, we issued approximately 1,403,000, 1,749,000, and 455,000 shares of common stock, respectively, in connection with employee stock option exercises for aggregate exercise proceeds of  $10,698,  $10,407 and  $1,862, respectively.

The total intrinsic value of stock options exercised during the fiscal years ended December 31, 2010, 2009 and 2008 was  $19,883,  $22,448, and  $5,592, respectively. Our policy for issuing shares upon stock option exercise is to issue new shares of common stock.

As of December 31, 2010, there was  $3,529 of total unrecognized compensation cost related to outstanding stock option awards that will be recognized over a weighted average period of 1.5 years.

The following table summarizes the exercise price range, weighted average exercise price, and remaining contractual lives for the number of stock options outstanding as of December 31, 2010, 2009 and 2008:

	December 31,
	2010	2009	2008

Range of exercise prices	$0.63 - $23.11	$0.63 - $23.60	$0.63 - $17.86
Number of options outstanding	4,567,000	6,444,000	7,995,000
Weighted average exercise price	$10.18	$9.93	$8.63
Weighted average remaining contractual life	5.7 years	6.7 years	7.3 years

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES

11.	INCOME TAXES

The provision for income tax expense is as follows for the years ended December 31:

	2010	2009	2008

Current expense
Federal	$8,903	$6,518	$1,349
Foreign	14	58	—
State	1,893	1,738	1,008

Total current expense	10,810	8,314	2,357
Deferred expense
Federal	(24,287)	4,147	5,229
State	(778)	365	(84)

Total deferred expense	(25,065)	4,512	5,145
Change in valuation allowance	—	—	(13)

Provision for income taxes	$(14,255)	$12,826	$7,489

A reconciliation between reported income tax expense and the amount computed by applying the statutory federal income tax rate of 35 percent is as follows at December 31, 2009, 2008 and 2007:

	2010	2009	2008

Computed tax expense	$(16,234)	$11,471	$6,415
State taxes (net of federal benefit)	630	1,679	606
Other permanent items	101	91	73
Meals & entertainment related to operations	795	695	565
Nondeductible Acquisition Costs	2,036	—	—
Research & development credits	(2,156)	(882)	—
Uncertain tax positions	598	(145)	(152)
Net operating loss adjustments	164	(22)	(36)
Alternative minimum tax	108	(57)	18
Other	(297)	(4)	—

Provision for income taxes	$(14,255)	$12,826	$7,489

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities are as follows at December 31:

	2010	2009

Deferred tax asset, current
Accrued expenses	$5,478	$3,516
Accounts receivable	2,007	1,586
Returns and allowances	479	175
Deferred revenue	9,732	3,108
Net operating loss carryforwards	599	3,387
AMT credit	828	1,311
Research and development credit	822	1,409
Foreign Tax Credit	—	61
Prepaid Expenses	—	47

Deferred tax asset, current	19,945	14,600
Valuation allowance	(291)	(177)

Total deferred tax asset, current	19,654	14,423

Deferred tax liability, current
Prepaid Expenses	(526)	—
Deferred Interest Expense	(1,041)	—

Total deferred tax liability, current	(1,567)	—

Net deferred tax asset, current	$18,087	$14,423

Deferred tax asset, non-current
Deferred compensation	$10,558	$9,793
Accrued Expenses	637	—
Net operating loss carryforwards	1,761	167
Capital lease	2,415	811
Deferred revenue	—	936
Financial hedges	—	962
AMT credit	828	—
Research and development credit	740	—
Capital Loss Limitation	1,053	—
Other	172	111

Deferred tax asset, non-current	18,164	12,780
Valuation allowance	(2,094)	(545)

Total deferred tax asset, non-current	16,070	12,235

Deferred tax liability, non-current
Intangible assets	(153,617)	(17,611)
Prepaid expenses	(8)	(39)
Fixed assets	(1,065)	(3,604)
Capitalized software costs	(12,267)	(10,220)

Total deferred tax liability, non-current	(166,957)	(31,474)

Net deferred liability, non-current	$(150,887)	$(19,239)

We have historically maintained a valuation allowance on certain deferred tax assets. In assessing the ongoing need for a valuation allowance, we consider recent operating results, the scheduled reversal of deferred tax liabilities, projected future taxable benefits and tax planning strategies. As a result of this assessment, we recorded a  $1,663 increase to our valuation allowance on certain deferred tax assets for the year ended December 31, 2010.

Of this increase,  $610 was attributable to the valuation allowance related to our expected utilization of state net operating loss carry forwards in future periods. The remaining  $1,053 was recorded in connection with the acquisition of Broadlane. As a result of the increase in the valuation allowance of  $1,663, we realized a state expense of  $610 included in “Income tax (benefit) expense” on the accompanying consolidated statements of operations. The remaining  $1,053 was reflected in purchase price allocation related to the Broadlane Acquisition, which was recorded as an increase to Goodwill of  $1,053. We will continue to evaluate on an annual basis, whether or not a continued valuation allowance is necessary.

We have fully utilized all of our federal net operating loss carryforwards as of December 31, 2010.

Cash paid for income taxes amounted to  $6,577 and  $749 for the years ended December 31, 2010 and 2009, respectively.

We adopted generally accepted accounting principles relating to the accounting for uncertainty in income taxes, on January 1, 2007. As a result of the implementation of this guidance, we recognized a cumulative-effect adjustment by reducing the January 1, 2007 balance of retained earnings by  $1,316 and increasing our liability for unrecognized tax benefits, interest, and penalties by  $314 and reducing noncurrent deferred tax assets by  $1,002.

Upon adoption of this guidance, we elected an accounting policy to also classify accrued penalties and interest related to unrecognized tax benefits in our income tax provision. Previously, our policy was to classify penalties and interest as operating expenses in arriving at pretax income. During the year ended December 31, 2010, we accrued  $82 of interest and penalties, of which  $67 related to acquisition of Broadlane and was reflected in the purchase price allocation. During the year ended December 31, 2009, we reversed  $82, for the potential payment of interest and penalties.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Balance at January 1, 2008	$2,380
Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	(2,002)
Settlements and lapse of statue of limitations	—

Balance at December 31, 2008	$378
Additions based on tax positions related to the current year	79
Additions for tax positions of prior years	77
Reductions for tax positions of prior years	—
Settlements and lapse of statue of limitations	—

Balance at December 31, 2009	$534
Additions based on tax positions related to the current year	164
Additions for tax positions of prior years	1,230
Reductions for tax positions of prior years	—
Settlements and lapse of statue of limitations	—

Balance at December 31, 2010	$1,928

Included in our unrecognized tax benefits are  $1,838 of uncertain positions that would impact our effective rate if recognized. We expect unrecognized tax benefits to increase by approximately  $164 in the next 12 months.

Our consolidated U.S. federal income tax returns for tax years 1999 to 2009 remain subject to examination by the Internal Revenue Service (or “IRS”) for net operating loss carryforward and credit carryforward purposes. For years 1999 to 2006 the statute for assessments and refunds has generally expired, however tax attributes for those years may still be examined, which would impact tax years in which those attributes were utilized, which would impact tax years 2007 forward. Separate state income tax returns for our parent company and certain consolidated state returns remain subject to examination for net operating loss carryforward purposes. Separate state income tax returns for previously acquired companies for tax years 2006 -2008 and our former significant subsidiary for tax year 2006 remain open. The statute of limitations on these 2006 state returns generally expired on September 15, 2010.

Income (Loss) Per Share	12 Months Ended
Dec. 31, 2010
Income (Loss) Per Share [Abstract]
INCOME (LOSS) PER SHARE

12.	INCOME (LOSS) PER SHARE

We calculate earnings per share (or “EPS”) in accordance with the generally accepted accounting principles relating to earnings per share. Basic EPS is calculated by dividing reported net income (loss) by the weighted-average number of common shares outstanding for the reported period following the two-class method. Diluted EPS reflects the potential dilution that could occur if our stock options, stock settled stock appreciation rights, unvested restricted stock and stock warrants were exercised and converted into our common shares during the reporting periods.

	Year Ended December 31,
	2010	2009	2008

Numerator for Basic and Diluted Income Per Share:
Net (loss) income	(32,124)	19,947	10,841
Denominator for basic (loss) income per share weighted average shares	56,434,000	54,841,000	49,843,000
Effect of dilutive securities:
Stock options	—	2,416,000	2,444,000
Stock settled stock appreciation rights	—	193,000	—
Restricted stock and stock warrants	—	415,000	27,000

Denominator for diluted (loss) income per share — adjusted weighted average shares and assumed conversions	56,434,000	57,865,000	52,314,000
Basic (loss) income per share:
Basic net (loss) income from continuing operations	$(0.57)	$0.36	$0.22

Diluted net (loss) income per share:
Diluted net (loss) income from continuing operations	$(0.57)	$0.34	$0.21

During the fiscal year ended December 31, 2010, basic and diluted EPS are the same as potentially dilutive securities have been excluded from the calculation of diluted EPS given our net loss for the year. In addition, the effect of certain dilutive securities has been excluded for the fiscal years ended December 31, 2010, 2009 and 2008 because the impact is anti-dilutive as a result of the strike price of certain securities being greater than the average market price (or out of the money) during the periods presented. The following table provides a summary of those potentially dilutive securities that have been excluded from the above calculation of diluted EPS:

	Year Ended December 31,
	2010	2009	2008

Stock options	2,023,000	110,000	355,000
Stock settled stock appreciation rights	290,000	24,000	—
Restricted stock and stock warrants	222,000	1,000	—

Total	2,535,000	135,000	355,000

Segment Information	12 Months Ended
Dec. 31, 2010
Segment Information [Abstract]
SEGMENT INFORMATION

13.	SEGMENT INFORMATION

We deliver our solutions and manage our business through two reportable business segments, Revenue Cycle Management (“RCM”) and Spend and Clinical Resource Management (“SCM”):

Effective, January 1, 2011, we realigned our decision support services (“DSS”) and performance analytics business operations under our SCM segment from our RCM segment. We believe that this realignment will help us capitalize on the integration of our products and services, and to better focus on offering data-driven tools and services to help bridge our customers’ clinical and financial gaps so they can produce higher quality patient outcomes at a lower cost. All prior period amounts have been recast to reflect this realignment.

•	Revenue Cycle Management. Our Revenue Cycle Management (“RCM”) segment provides a comprehensive suite of software and services spanning the hospital, health system and other ancillary healthcare provider revenue cycle workflow — from patient admission and financial responsibility, patient financial liability estimation, charge capture, case management, contract management and health information management through claims processing and accounts receivable management. Our workflow solutions, together with our data management and business intelligence tools, increase revenue capture and cash collections, reduce accounts receivable balances and increase regulatory compliance.

•	Spend and Clinical Resource Management. Our Spend and Clinical Resource Management (“SCM”) segment provides a comprehensive suite of technology-enabled services that help our customers manage their non-labor expense categories. Our solutions lower supply and medical device pricing and utilization by managing the procurement process through our group purchasing organization portfolio of contracts, consulting services and business intelligence tools.

GAAP relating to segment reporting, defines reportable segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing financial performance. The guidance indicates that financial information about segments should be reported on the same basis as that which is used by the chief operating decision maker in the analysis of performance and allocation of resources. Management of the Company, including our chief operating decision maker, uses what we refer to as Segment Adjusted EBITDA as its primary measure of profit or loss to assess segment performance and to determine the allocation of resources. We define Segment Adjusted EBITDA as segment net income (loss) before net interest expense, income tax expense (benefit), depreciation and amortization (“EBITDA”) as adjusted for other non-recurring, non-cash or non-operating items. Our chief operating decision maker uses Segment Adjusted EBITDA to facilitate a comparison of our operating performance on a consistent basis from period to period. Segment Adjusted EBITDA includes expenses associated with sales and marketing, general and administrative and product development activities specific to the operation of the segment. General and administrative corporate expenses that are not specific to the segments are not included in the calculation of Segment Adjusted EBITDA. These expenses include the costs to manage our corporate offices, interest expense on our credit facilities and expenses related to being a publicly-held company. All reportable segment revenues are presented net of inter-segment eliminations and represent revenues from external customers.

The following tables present Segment Adjusted EBITDA and financial position information as utilized by our chief operating decision maker. A reconciliation of Segment Adjusted EBITDA to consolidated net income is included. General corporate expenses are included in the “Corporate” column. “RCM” represents the Revenue Cycle Management segment and “SCM” represents the Spend and Clinical Resource Management segment. Other assets and liabilities are included to provide a reconciliation to total assets and total liabilities.

The following tables represent our results of operations, by segment, for the fiscal years ended December 31, 2010, 2009 and 2008. The results of operations of Broadlane are included in our SCM segment from the date of acquisition, or November 16, 2010. The results of operations of Accuro are included in our RCM segment from the date of acquisition, or June 2, 2008:

	Year Ended December 31, 2010
	RCM	SCM	Corporate	Total

Results of Operations:
Revenue:
Administrative fees	$—	$182,024	$—	$182,024
Revenue share obligation	—	(62,954)	—	(62,954)
Other service fees	213,728	58,533	—	272,261

Total net revenue	213,728	177,603	—	391,331
Total operating expenses	182,868	180,460	47,524	410,852

Operating (loss) income	30,860	(2,857)	(47,524)	(19,521)
Interest (expense) income	—	(20)	(27,488)	(27,508)
Other income (expense)	144	26	480	650

(Loss) income before income taxes	$31,004	$(2,851)	$(74,532)	$(46,379)
Income tax (benefit) expense	(5,031)	17,581	(26,805)	(14,255)

Net (loss) income	36,035	(20,432)	(47,727)	(32,124)

Segment Adjusted EBITDA	$65,891	$87,696	$(25,547)	$128,040

	Year Ended December 31, 2010
	RCM	SCM	Corporate	Total

Financial Position:
Accounts receivable, net	$50,327	$49,546	$147	$100,020
Other assets	487,515	1,135,836	121,982	1,745,333

Total assets	537,842	1,185,382	122,129	1,845,353
Accrued revenue share obligation	—	57,744	—	57,744
Deferred revenue	29,206	16,924	—	46,130
Other liabilities	8,772	29,643	1,267,481	1,305,896

Total liabilities	$37,978	$104,311	$1,267,481	$1,409,770

	Year Ended December 31, 2009
	RCM	SCM	Corporate	Total

Results of Operations:
Revenue:
Administrative fees	$—	$163,454	$—	$163,454
Revenue share obligation	—	(55,231)	—	(55,231)
Other service fees	178,721	54,337	—	233,058

Total net revenue	178,721	162,560	—	341,281
Total operating expenses	158,411	102,507	29,893	290,811

Operating income (loss)	20,310	60,053	(29,893)	50,470
Interest (expense) income	(1)	(1)	(18,112)	(18,114)
Other income (expense)	48	(118)	487	417

Income (loss) before income taxes	$20,357	$59,934	$(47,518)	$32,773
Income tax (benefit)	7,967	23,455	(18,596)	12,826

Net income (loss)	12,390	36,479	(28,922)	19,947

Segment Adjusted EBITDA	$56,053	$76,469	$(21,084)	$111,438

	Year Ended December 31, 2009
	RCM	SCM	Corporate	Total

Financial Position:
Accounts receivable, net	$50,418	$41,869	$(24,670)	$67,617
Other assets	501,232	159,780	49,915	710,927

Total assets	551,650	201,649	25,245	778,544
Accrued revenue share obligation	—	31,948	—	31,948
Deferred revenue	22,527	9,351	—	31,878
Other liabilities	30,332	39,649	207,365	277,346

Total liabilities	$52,859	$80,948	$207,365	$341,172

	Year Ended December 31, 2008
	RCM	SCM	Corporate	Total

Results of Operations:
Revenue:
Administrative fees	$—	$158,618	$—	$158,618
Revenue share obligation	—	(52,853)	—	(52,853)
Other service fees	128,036	45,855	—	173,891

Total net revenue	128,036	151,620	—	279,656
Total operating expenses	120,810	95,152	22,172	238,134

Operating income	7,226	56,468	(22,172)	41,522
Interest (expense) income	(2)	(3)	(21,266)	(21,271)
Other income (expense)	56	23	(2,000)	(1,921)

Income (loss) before income taxes	$7,280	$56,488	$(45,438)	$18,330
Income tax (benefit)	4,497	22,454	(19,462)	7,489

Net income (loss)	2,783	34,034	(25,976)	10,841

Segment Adjusted EBITDA	$36,593	$70,957	$(17,834)	$89,716

	Year Ended December 31, 2008
	RCM	SCM	Corporate	Total

Financial Position:
Accounts receivable, net	$40,989	$42,935	$(28,876)	$55,048
Other assets	508,832	165,733	44,247	718,812

Total assets	549,821	208,668	15,371	773,860
Accrued revenue share obligation	—	29,698	—	29,698
Deferred revenue	19,893	10,798	—	30,691
Other liabilities	23,860	46,375	260,297	330,532

Total liabilities	$43,753	$86,871	$260,297	$390,921

GAAP relating to segment reporting requires that the total of the reportable segments’ measures of profit or loss be reconciled to the Company’s consolidated operating results. The following table reconciles Segment Adjusted EBITDA to consolidated net (loss) income for each of the fiscal years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009	2008

RCM Adjusted EBITDA	$65,891	$56,053	$36,593
SCM Adjusted EBITDA	87,696	76,469	70,957

Total reportable Segment Adjusted EBITDA	153,587	132,522	107,550
Depreciation	(16,164)	(10,982)	(8,139)
Depreciation (included in cost of revenue)	(2,894)	(2,426)	(709)
Amortization of intangibles	(31,027)	(28,012)	(23,442)
Amortization of intangibles (included in cost of revenue)	(649)	(740)	(873)
Interest expense, net of interest income(1)	59	17	24
Income tax	(12,549)	(31,422)	(26,951)
Impairment of intangibles(2)	(46,026)	—	(1,916)
Share-based compensation expense(3)	(6,491)	(10,113)	(6,278)
Purchase accounting adjustments(4)	(13,406)	25	(2,449)
Acquisition-related expenses(5)	(8,837)	—	—

Total reportable segment net income	15,603	48,869	36,817
Corporate net (loss)	(47,727)	(28,922)	(25,976)

Consolidated net (loss) income	$(32,124)	$19,947	$10,841

(1)	Interest income is included in other income (expense) and is not netted against interest expense in our consolidated statements of operations.

(2)	The impairment during the fiscal year ended December 31, 2010 primarily consisted of (i) a $44,495 write-off of goodwill relating to our decision support services operating unit; and (ii) $1,281 relating to an SCM trade name and a customer base intangible asset from prior acquisitions that were deemed to be impaired as part of the product and service offering integration associated with the Broadlane Acquisition. The impairment during the fiscal year ended December 31, 2008 primarily relates to acquired developed technology from prior acquisitions, revenue cycle management trade name and internally developed software products, mainly due to the integration of Accuro’s operations and products.

(3)	Represents non-cash share-based compensation to both employees and directors. We believe excluding this non-cash expense allows us to compare our operating performance without regard to the impact of share-based compensation, which varies from period to period based on amount and timing of grants.

(4)	Upon acquiring Broadlane, we made certain purchase accounting adjustments that reflects the fair value of administrative fees related to customer purchases that occurred prior to November 16, 2010 but were reported to us subsequent to that. Under our revenue recognition accounting policy, which is in accordance with GAAP, these administrative fees would be ordinarily recorded as revenue when reported to us; however, the acquisition method of accounting requires us to estimate the amount of purchases occurring prior to the transaction date and to record the fair value of the administrative fees to be received from those purchases as an account receivable (as opposed to recognizing revenue when these transactions are reported to us) and record any corresponding revenue share obligation as a liability. The $13,406 represents the net amount of (i) $26,791 in administrative fees based on vendor reporting received from the acquisition date up through December 31, 2010; and (ii) a corresponding revenue share obligation of $13,385. In 2008, these adjustments include the effect on revenue of adjusting acquired deferred revenue balances, net of any reduction in associated deferred costs, to fair value as of the respective acquisition dates for Accuro and XactiMed. The reduction of the deferred revenue balances materially affects period-to-period financial performance comparability and revenue and earnings growth in future periods subsequent to the acquisition and is not indicative of changes in underlying results of operations. The acquired deferred revenue balances were fully amortized in 2009. We may have this adjustment in future periods if we have any new acquisitions.

(5)	Amount was attributable to $10,396 in transaction costs incurred (not related to the financing) to complete the Broadlane Acquisition such as due diligence, consulting and other related fees; $8,418 for integration and restructuring-type costs associated with the Broadlane Acquisition, such as severance, retention, certain performance-related salary-based compensation, and operating infrastructure costs; and $2,798 was attributable to acquisition-related fees associated with an unsuccessful acquisition attempt. We expect to continue to incur costs in future periods to fully integrate the Broadlane Acquisition, including but not limited to the alignment of service offerings and the standardization of the legacy Broadlane accounting policies to our existing accounting policies and procedures.

Derivative Financial Instruments	12 Months Ended
Dec. 31, 2010
Derivative Financial Instruments [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS

14.	DERIVATIVE FINANCIAL INSTRUMENTS

Effective January 1, 2009, we adopted GAAP for derivatives and hedging which requires companies to provide enhanced qualitative and quantitative disclosures about how and why an entity uses derivative instruments and how derivative instruments and related hedged items are accounted for under GAAP. As of December 31, 2010, we did not have any derivative financial instruments.

Interest Rate Swap

On May 21, 2009, we entered into a London Inter-bank Offered Rate (or “LIBOR”) interest rate swap with a notional amount of  $138,276 beginning June 30, 2010, which effectively converted a portion of our variable rate term loan credit facility to a fixed rate debt as an effective cash flow hedge. The interest rate swap was terminated on November 16, 2010 as part of the Broadlane Acquisition and we recognized a  $1,605 loss upon termination, which is recorded in interest expense on the accompanying consolidated statement of operations.

As of December 31, 2009, we recorded the fair value of the swap on our balance sheet as a liability of approximately  $610 in other long-term liabilities, and the offsetting loss ( $379 net of tax) was recorded in accumulated other comprehensive loss in our stockholders’ equity. For the year ended December 31, 2009, we recorded an unrealized loss of  $379 in other comprehensive income in our stockholders’ equity.

We determined the fair values of the swap using Level 2 inputs as defined under GAAP for fair value measurements and disclosures because our valuation techniques included inputs that are considered significantly observable in the market, either directly or indirectly.

During 2008, we terminated two floating-to-fixed rate LIBOR-based interest rate swaps, originally entered into in November 2006 and July 2007. The swaps were originally set to fully terminate by July 2010. Such early termination with the counterparty was deemed to be a termination of all future obligations between us and the counterparty. In consideration of the early termination, we paid  $3,914 to the counterparty on June 26, 2008 plus  $903 of accrued interest. The result was a charge to expense for the fiscal year ended December 31, 2008 of  $3,914.

Interest Rate Collar

On June 24, 2008 (effective June 30, 2008), we entered into an interest rate collar to hedge our interest rate exposure on a notional  $155,000 of our outstanding term loan credit facility. The collar expired on June 30, 2010. As of December 31, 2009, we recorded the fair value of the interest rate collar on our balance sheet as a liability of approximately  $1,965 in other long term liabilities and the offsetting loss of  $1,221 (net of tax) was recorded in accumulated other comprehensive loss in our stockholders’ equity as an effective cash flow hedge. For the year ended December 31, 2009, we recorded an unrealized gain of  $1,058 in other comprehensive income in our stockholders’ equity.

Fair Value Measurements	12 Months Ended
Dec. 31, 2010
Fair Value Measurements [Abstract]
FAIR VALUE MEASUREMENTS

15.	FAIR VALUE MEASUREMENTS

We measure fair value for financial instruments, such as derivatives and non-financial assets, when a valuation is necessary, such as for impairment of long-lived and indefinite-lived assets when indicators of impairment exist in accordance with GAAP for fair value measurements and disclosures. This defines fair value, establishes a framework for measuring fair value and enhances disclosures about fair value measures required under other accounting pronouncements, but does not change existing guidance as to whether or not an instrument is carried at fair value.

Refer to Note 14 for information and fair values of our derivative instruments measured on a recurring basis under GAAP for fair value measurements and disclosures.

In estimating our fair value disclosures for financial instruments, we use the following methods and assumptions:

•	Cash and cash equivalents. The carrying value reported in the consolidated balance sheets for these items approximates fair value due to the high credit standing of the financial institutions holding these items and their liquid nature;

•	Accounts receivable, net. The carrying value reported in the consolidated balance sheets is net of allowances for doubtful accounts which includes a degree of counterparty non-performance risk;

•	Accounts payable and current liabilities. The carrying value reported in the consolidated balance sheets for these items approximates fair value, which is the likely amount for which the liability with short settlement periods would be transferred to a market participant with a similar credit standing as the Company;

•	Finance obligation. The carrying value of our finance obligation reported in the consolidated balance sheets approximates fair value based on current interest rates; and,

•	Notes payable. The carrying value of our long-term notes payable reported in the consolidated balance sheets approximates fair value since they bear interest at variable rates. Refer to Note 7.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation and Qualifying Accounts [Abstract]
VALUATION AND QUALIFYING ACCOUNTS

16.	VALUATION AND QUALIFYING ACCOUNTS

We maintain an allowance for doubtful accounts that is recorded as a contra asset to our accounts receivable balance; a sales return reserve and customer allowance that is recorded as a contra revenue account; and, a self insurance accrual related to the medical and dental insurance provided to our employees. The following table sets forth the change in each of those reserves for the years ended December 31, 2010, 2009, and 2008.

Valuation and Qualifying Accounts

	Balance at		Write-offs	Balance at
	Beginning	Charged to	Net of	End of
	of Year	Bad Debt(1)	Recoveries(2)	Year

Allowance for Doubtful Accounts
Year ended December 31, 2010	$4,189	$1,686	$(619)	$5,256
Year ended December 31, 2009	2,247	5,753	(3,811)	4,189
Year ended December 31, 2008	3,506	1,906	(3,165)	2,247

(1)	Additions to the allowance account through the normal course of business are charged to expense.

(2)	Write-offs reduce the balance of accounts receivable and the related allowance for doubtful accounts indicating management’s belief that specific balances are not recoverable.

	Balance at			Balance at
	Beginning	Net Charged to		End of
	of Year	Net Revenue(1)	Write-offs(2)	Year

Customer Allowance and Return Reserve
Year ended December 31, 2010	$462	$847	(66)	$1,243
Year ended December 31, 2009	352	110	—	462
Year ended December 31, 2008	253	99	—	352

(1)	Includes customer service allowance and sales returns. Additions to the allowance through the normal course of business reduce net revenue.

(2)	Write-offs reduce the balance of the customer allowance and return reserve.

	Balance at			Balance at
	Beginning	Charged to	Claims	End of
	of Year	Expense(2)	Payments(3)	Year

Self Insurance Accrual(1)
Year ended December 31, 2010	$1,538	$13,317	$(12,789)	$2,066
Year ended December 31, 2009	993	10,756	(10,211)	1,538
Year ended December 31, 2008	—	6,963	(5,970)	993

(1)	During 2008, we implemented a self insurance policy to cover our employee’s medical and dental insurance (2008 was exclusive of acquired employees related to the Accuro acquisition).

(2)	Estimates of insurance claims expected to be incurred through the normal course of business are charged to expense.

(3)	Actual insurance claims payments reduce the self insurance accrual.

Quarterly Financial Information (Unaudited)	12 Months Ended
Dec. 31, 2010
Quarterly Financial Information (Unaudited) [Abstract]
QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

17.	QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

Unaudited summarized financial data by quarter for the years ended December 31, 2010 and 2009 is as follows:

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter

Fiscal 2010
Net revenue	$93,406	$95,127	$95,852	$106,946
Gross profit	71,684	72,370	73,155	73,385
Net income (loss)	5,520	3,294	8,461	(49,399)
Net income (loss) per basic share	$0.10	$0.06	$0.15	$(0.87)

Net income (loss) per diluted share	$0.09	$0.06	$0.14	$(0.87)

	First	Second	Third	Fourth
	Quarter	Quarter	Quarter	Quarter

Fiscal 2009
Net revenue	$78,984	$84,209	$82,393	$95,695
Gross profit	62,239	66,596	60,921	76,874
Net income	1,905	2,175	5,896	9,971
Net income per basic share	$0.04	$0.04	$0.11	$0.18

Net income per diluted share	$0.03	$0.04	$0.10	$0.17

Related Party Transaction	12 Months Ended
Dec. 31, 2010
Related Party Transaction [Abstract]
RELATED PARTY TRANSACTION

18.	RELATED PARTY TRANSACTION

We have an agreement with John Bardis, our chief executive officer, for the use of an airplane owned by JJB Aviation, LLC (“JJB”), a limited liability company, owned by Mr. Bardis. We pay Mr. Bardis at market-based rates for the use of the airplane for business purposes. The audit committee of the board of directors reviews such usage of the airplane annually. During the fiscal years ended December 31, 2010, 2009 and 2008, we incurred charges of  $1,913,  $1,813 and  $782, respectively, related to transactions with Mr. Bardis.

Subsequent Events	12 Months Ended
Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19.	SUBSEQUENT EVENTS

We have evaluated subsequent events for recognition or disclosure in the consolidated financial statements filed on Form 10-K with the SEC and no events have occurred that require disclosure.